UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

	Principal Amount	Value
Asset-Backed Securities—5.6%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$4,480,000	$4,501,804
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	3,625,000	3,677,187
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	1,930,000	1,956,658
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	357,421	357,750
Series 2014-4, Cl. B, 2.60%, 10/10/17[1]	320,648	321,648
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	2,000,000	2,009,844
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,610,000	1,632,879
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	385,000	385,266
Series 2014-3, Cl. A, 1.49%, 4/15/20	2,465,000	2,470,769
Series 2014-5, Cl. A, 0.994%, 5/15/20[2]	2,890,000	2,893,302
Series 2015-1, Cl. A, 0.994%, 1/15/20[2]	4,825,000	4,829,659
AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,090,000	1,090,607
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,683,698
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,557,307
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,320,000	1,338,798
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,531,226
Series 2014-1, Cl. C, 2.15%, 3/9/20	1,905,000	1,916,054
Series 2014-1, Cl. E, 3.58%, 8/9/21	1,670,000	1,697,680
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,415,000	1,431,664
Series 2014-3, Cl. D, 3.13%, 10/8/20	3,845,000	3,906,423
Series 2014-4, Cl. D, 3.07%, 11/9/20	975,000	988,594
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.354%, 8/16/21[1,2]	780,000	783,574
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,538,166
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000	993,661
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	593,534
Series 2014-3, Cl. D, 3.14%, 2/20/20	775,000	786,703
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,430,000	1,459,017
Series 2016-2, Cl. D, 3.16%, 11/20/23	485,000	484,620
Series 2016-3, Cl. D, 2.65%, 1/20/24	795,000	782,898
Capital One Multi-Asset Execution Trust:
Series 2007-A1, Cl. A1, 0.754%, 11/15/19[2]	2,495,000	2,495,012
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	2,880,000	2,881,660
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,175,000	3,181,809
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	110,083	110,517
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	430,889	431,231
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,366,648
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	525,811
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,819,549
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,360,289
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	897,728
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	1,995,737

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	$495,000	$497,306
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	4,475,000	4,475,049
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	3,325,000	3,327,258
Series 2014-A7, Cl. A7, 1.38%, 11/15/19	4,830,000	4,834,698
Series 2016-A6, Cl. A6, 1.10%, 1/15/20	4,775,000	4,764,178
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	238,838	238,780
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	85,964	85,981
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	2,265,000	2,271,157
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,370,000	4,376,830
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	1,550,000	1,560,125
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,936,249
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,060,000	5,127,925
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,888,424
Series 2015-DA, Cl. D, 4.59%, 1/17/23[1]	390,000	400,542
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,295,084
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,231,188
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	1,383,495	1,395,612
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,505,046	2,526,614
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	7,155,000	7,225,221
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	7,835,000	7,991,946
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	912,867	915,956
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,190,786
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,845,000	1,866,669
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,608,044
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,855,000	1,866,409
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1]	1,900,000	1,893,278
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	901,121	877,340
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.204%, 11/16/20[1,2]	3,480,000	3,482,941
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,156,415	1,165,094
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	305,005	305,271
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,672,463
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	543,117
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,730,000	2,749,567
Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	280,189	280,176
Series 2016-4, Cl. A1, 1.47%, 3/16/20[1]	2,201,426	2,199,671
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	2,915,000	2,885,434

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	$1,245,000	$1,259,714
ICE EM CLO:
Series 2007-1A, Cl. B, 2.904%, 8/15/22[1,2]	21,000,000	20,561,247
Series 2007-1A, Cl. C, 4.204%, 8/15/22[1,2]	17,780,000	17,181,472
Series 2007-1A, Cl. D, 6.204%, 8/15/22[1,2]	15,958,200	14,687,368
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.456%, 6/25/20[1,2]	520,000	520,468
Series 2015-1, Cl. D, 3.906%, 6/25/20[1,2]	205,000	205,289
Series 2016-1, Cl. D, 4.056%, 9/27/21[1,2]	595,000	598,910
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,255,000	3,268,244
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,160,000	2,206,209
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,608,265
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,870,000	3,914,911
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,251,265
Series 2014-2, Cl. D, 2.76%, 2/18/20	3,220,000	3,259,406
Series 2014-4, Cl. C, 2.60%, 11/16/20	5,400,000	5,444,430
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,125,000	3,163,271
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,480,881
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	886,999
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	2,735,000	2,723,200
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	1,345,000	1,345,883
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	851,688
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	356,673	348,260
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	1,150,000	1,153,405
Westlake Automobile Receivables Trust:
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	740,000	743,577
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	1,290,000	1,293,643
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,110,000	1,117,622
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	2,470,000	2,473,825
Series 2015-C, Cl. A, 1.26%, 3/15/21	1,800,000	1,801,184
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,625,000	1,619,803
Total Asset-Backed Securities (Cost $267,852,527)		267,589,803

Mortgage-Backed Obligations—16.4%
Government Agency—6.6%
FHLMC/FNMA/FHLB/Sponsored—5.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	569,623	623,095
5.50%, 9/1/39	1,537,887	1,708,597
6.00%, 1/1/19-7/1/24	836,590	911,761
6.50%, 4/1/18-6/1/35	618,486	699,397

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
7.00%, 8/1/21-3/1/35	$959,005	$1,082,707
7.50%, 1/1/32-2/1/32	1,533,880	1,854,814
8.50%, 8/1/31	60,253	69,460
10.00%, 5/1/20	2,364	2,393
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	6,935	7,026
10.50%, 5/1/20	18,149	19,533
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 41.878%, 4/1/27[3]	136,363	31,025
Series 192, Cl. IO, 77.411%, 2/1/28[3]	63,199	15,172
Series 205, Cl. IO, 37.71%, 9/1/29[3]	396,022	89,373
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	162,724	47,129
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	141,896	32,976
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	104,996	24,406
Series 243, Cl. 6, 9.591%, 12/15/32[3]	330,005	61,086
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,224,067	1,336,531
Series 151, Cl. F, 9.00%, 5/15/21	1,244	1,344
Series 1590, Cl. IA, 1.754%, 10/15/23[2]	885,641	906,976
Series 1674, Cl. Z, 6.75%, 2/15/24	34,647	37,829
Series 2034, Cl. Z, 6.50%, 2/15/28	9,255	10,451
Series 2042, Cl. N, 6.50%, 3/15/28	10,142	11,284
Series 2043, Cl. ZP, 6.50%, 4/15/28	964,502	1,073,655
Series 2053, Cl. Z, 6.50%, 4/15/28	7,845	8,867
Series 2116, Cl. ZA, 6.00%, 1/15/29	479,744	532,355
Series 2122, Cl. F, 1.154%, 2/15/29[2]	24,609	24,679
Series 2279, Cl. PK, 6.50%, 1/15/31	15,078	17,055
Series 2326, Cl. ZP, 6.50%, 6/15/31	138,675	154,312
Series 2344, Cl. FP, 1.654%, 8/15/31[2]	310,768	319,822
Series 2368, Cl. PR, 6.50%, 10/15/31	16,914	18,583
Series 2401, Cl. FA, 1.354%, 7/15/29[2]	40,197	40,902
Series 2412, Cl. GF, 1.654%, 2/15/32[2]	440,143	452,872
Series 2427, Cl. ZM, 6.50%, 3/15/32	623,625	701,476
Series 2451, Cl. FD, 1.704%, 3/15/32[2]	189,048	194,927
Series 2453, Cl. BD, 6.00%, 5/15/17	1,471	1,490
Series 2461, Cl. PZ, 6.50%, 6/15/32	72,159	84,179
Series 2464, Cl. FI, 1.704%, 2/15/32[2]	177,503	181,972
Series 2470, Cl. AF, 1.704%, 3/15/32[2]	305,012	314,497
Series 2470, Cl. LF, 1.704%, 2/15/32[2]	181,536	186,106
Series 2475, Cl. FB, 1.704%, 2/15/32[2]	248,625	253,158
Series 2517, Cl. GF, 1.704%, 2/15/32[2]	150,098	153,877
Series 2551, Cl. LF, 1.204%, 1/15/33[2]	23,230	23,338
Series 2564, Cl. MP, 5.00%, 2/15/18	13,356	13,573
Series 2585, Cl. HJ, 4.50%, 3/15/18	6,764	6,937
Series 2635, Cl. AG, 3.50%, 5/15/32	252,133	259,777
Series 2668, Cl. AZ, 4.00%, 9/15/18	47,590	48,214
Series 2676, Cl. KY, 5.00%, 9/15/23	472,342	503,521
Series 2707, Cl. QE, 4.50%, 11/15/18	113,540	116,039

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770, Cl. TW, 4.50%, 3/15/19	$29,501	$30,403
Series 3010, Cl. WB, 4.50%, 7/15/20	6,000	6,185
Series 3025, Cl. SJ, 22.169%, 8/15/35[2]	384,425	575,100
Series 3741, Cl. PA, 2.15%, 2/15/35	484,719	487,863
Series 3815, Cl. BD, 3.00%, 10/15/20	14,947	15,118
Series 3840, Cl. CA, 2.00%, 9/15/18	10,336	10,377
Series 3848, Cl. WL, 4.00%, 4/15/40	726,550	753,406
Series 3857, Cl. GL, 3.00%, 5/15/40	16,349	16,725
Series 3917, Cl. BA, 4.00%, 6/15/38	397,896	409,340
Series 4221, Cl. HJ, 1.50%, 7/15/23	699,771	695,823
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 30.333%, 3/15/28[3]	19,554	2,382
Series 2049, Cl. PL, 71.755%, 4/15/28[3]	109,726	13,483
Series 2074, Cl. S, 99.999%, 7/17/28[3]	99,572	14,889
Series 2079, Cl. S, 99.999%, 7/17/28[3]	171,032	28,729
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	110,872	22,953
Series 2526, Cl. SE, 50.95%, 6/15/29[3]	193,168	39,240
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	769,141	168,785
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	1,367,540	137,059
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,380,688	223,046
Series 2922, Cl. SE, 25.741%, 2/15/35[3]	92,542	14,310
Series 2981, Cl. AS, 11.50%, 5/15/35[3]	700,928	117,360
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,617,970	291,457
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	2,072,855	266,440
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	426,744	74,196
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	190,457	21,444
Series 3450, Cl. BI, 24.975%, 5/15/38[3]	687,708	98,560
Series 3606, Cl. SN, 23.602%, 12/15/39[3]	349,012	55,169
Series 3659, Cl. IE, 44.411%, 3/15/19[3]	463,863	16,038
Series 3685, Cl. EI, 4.765%, 3/15/19[3]	220,282	5,295
Federal National Mortgage Assn.:
2.50%, 1/1/32[5]	18,250,000	18,271,501
3.00%, 1/1/32[5]	40,270,000	41,312,112
3.50%, 1/1/47[5]	52,170,000	53,441,806
4.00%, 1/15/47[5]	63,640,000	66,877,884
4.50%, 1/1/47[5]	20,845,000	22,415,801
5.00%, 1/1/47[5]	6,190,000	6,742,496
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	41,530,592	638,525
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	6,029,349	703,558
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	356,862	370,173
5.00%, 2/1/18-12/1/21	1,063,575	1,089,533
5.50%, 1/1/22-5/1/36	649,706	716,150
6.00%, 6/1/17-1/1/19	3,121	3,142
6.50%, 4/1/18-1/1/34	3,257,437	3,722,316

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
7.00%, 11/1/17-4/1/34	$5,178,502	$6,049,222
7.50%, 2/1/27-3/1/33	2,353,104	2,804,119
8.50%, 7/1/32	17,198	18,672
9.50%, 3/15/21	7,809	7,946
11.00%, 2/1/26	94,642	101,988
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 33.978%, 5/25/23[3]	148,232	25,307
Series 247, Cl. 2, 99.999%, 10/25/23[3]	72,830	11,287
Series 252, Cl. 2, 99.999%, 11/25/23[3]	18,591	3,196
Series 254, Cl. 2, 99.999%, 1/25/24[3]	52,546	11,346
Series 301, Cl. 2, 1.052%, 4/25/29[3]	176,902	42,162
Series 303, Cl. IO, 60.849%, 11/25/29[3]	177,731	46,003
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,536,051	416,197
Series 319, Cl. 2, 2.703%, 2/25/32[3]	488,329	118,352
Series 321, Cl. 2, 4.339%, 4/25/32[3]	845,666	199,372
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	369,295	88,833
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	324,043	74,760
Series 331, Cl. 5, 99.999%, 2/25/33[3]	751,082	145,072
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,446,508	344,735
Series 334, Cl. 10, 0.00%, 2/25/33[3,4]	611,427	112,331
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	878,975	199,694
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,774,927	358,527
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	514,094	98,700
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	224,593	46,132
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	401,645	82,409
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	289,368	58,571
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	138,259	31,303
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	20,682	4,283
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	46,362	51,347
Series 1997-45, Cl. CD, 8.00%, 7/18/27	482,682	545,309
Series 1998-58, Cl. PC, 6.50%, 10/25/28	268,207	296,219
Series 1999-14, Cl. MB, 6.50%, 4/25/29	15,106	17,106
Series 1999-54, Cl. LH, 6.50%, 11/25/29	517,529	594,917
Series 2001-19, Cl. Z, 6.00%, 5/25/31	208,082	235,844
Series 2001-65, Cl. F, 1.356%, 11/25/31[2]	368,340	374,385
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	431,502	485,917
Series 2002-12, Cl. PG, 6.00%, 3/25/17	2,464	2,485
Series 2002-19, Cl. PE, 6.00%, 4/25/17	514	515
Series 2002-21, Cl. PE, 6.50%, 4/25/32	507,696	572,453
Series 2002-29, Cl. F, 1.756%, 4/25/32[2]	198,083	203,218
Series 2002-64, Cl. FJ, 1.756%, 4/25/32[2]	60,882	62,461
Series 2002-68, Cl. FH, 1.236%, 10/18/32[2]	129,723	130,355
Series 2002-81, Cl. FM, 1.256%, 12/25/32[2]	243,145	244,181
Series 2002-84, Cl. FB, 1.756%, 12/25/32[2]	40,386	41,385
Series 2002-9, Cl. PC, 6.00%, 3/25/17	3,343	3,382
Series 2003-100, Cl. PA, 5.00%, 10/25/18	268,769	274,822
Series 2003-11, Cl. FA, 1.756%, 9/25/32[2]	55,112	56,475

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-112, Cl. AN, 4.00%, 11/25/18	$95,979	$97,503
Series 2003-116, Cl. FA, 1.156%, 11/25/33[2]	132,325	132,469
Series 2003-84, Cl. GE, 4.50%, 9/25/18	18,735	19,227
Series 2004-101, Cl. BG, 5.00%, 1/25/20	7,345	7,358
Series 2004-25, Cl. PC, 5.50%, 1/25/34	66,206	68,302
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,238,545
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,014,500	1,066,597
Series 2006-11, Cl. PS, 21.794%, 3/25/36[2]	384,908	572,910
Series 2006-46, Cl. SW, 21.427%, 6/25/36[2]	541,631	728,726
Series 2008-75, Cl. DB, 4.50%, 9/25/23	210,344	214,537
Series 2009-113, Cl. DB, 3.00%, 12/25/20	414,640	419,887
Series 2009-36, Cl. FA, 1.696%, 6/25/37[2]	417,829	427,353
Series 2009-70, Cl. TL, 4.00%, 8/25/19	348,050	352,569
Series 2010-43, Cl. KG, 3.00%, 1/25/21	117,447	119,305
Series 2011-122, Cl. EC, 1.50%, 1/25/20	334,264	334,481
Series 2011-15, Cl. DA, 4.00%, 3/25/41	355,232	366,208
Series 2011-3, Cl. EL, 3.00%, 5/25/20	677,782	686,218
Series 2011-3, Cl. KA, 5.00%, 4/25/40	982,366	1,057,519
Series 2011-38, Cl. AH, 2.75%, 5/25/20	10,907	11,008
Series 2011-6, Cl. BA, 2.75%, 6/25/20	286,168	289,189
Series 2011-69, Cl. EA, 3.00%, 11/25/29	139,915	140,591
Series 2011-82, Cl. AD, 4.00%, 8/25/26	260,980	266,440
Series 2011-88, Cl. AB, 2.50%, 9/25/26	167,956	169,293
Series 2012-20, Cl. FD, 1.156%, 3/25/42[2]	1,390,101	1,384,416
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 32.14%, 11/18/31[3]	418,088	98,876
Series 2001-63, Cl. SD, 37.494%, 12/18/31[3]	12,262	2,492
Series 2001-68, Cl. SC, 10.742%, 11/25/31[3]	8,206	1,736
Series 2001-81, Cl. S, 37.367%, 1/25/32[3]	117,419	33,223
Series 2002-28, Cl. SA, 23.838%, 4/25/32[3]	94,712	19,344
Series 2002-38, Cl. SO, 47.904%, 4/25/32[3]	114,853	20,966
Series 2002-39, Cl. SD, 41.185%, 3/18/32[3]	178,694	35,192
Series 2002-48, Cl. S, 33.619%, 7/25/32[3]	147,786	31,419
Series 2002-52, Cl. SL, 22.854%, 9/25/32[3]	90,291	18,707
Series 2002-53, Cl. SK, 50.673%, 4/25/32[3]	111,390	22,947
Series 2002-56, Cl. SN, 35.218%, 7/25/32[3]	202,681	42,377
Series 2002-65, Cl. SC, 55.458%, 6/25/26[3]	364,615	54,949
Series 2002-77, Cl. IS, 43.415%, 12/18/32[3]	195,675	38,075
Series 2002-77, Cl. SH, 40.293%, 12/18/32[3]	154,662	32,429
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	1,118,183	275,017
Series 2002-9, Cl. MS, 24.203%, 3/25/32[3]	161,107	33,052
Series 2003-13, Cl. IO, 34.132%, 3/25/33[3]	843,321	137,111
Series 2003-26, Cl. DI, 28.305%, 4/25/33[3]	522,509	122,502
Series 2003-26, Cl. IK, 34.076%, 4/25/33[3]	91,568	11,642
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	490,356	98,940
Series 2003-4, Cl. S, 19.853%, 2/25/33[3]	233,600	52,311

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	$75,393	$9,060
Series 2004-56, Cl. SE, 15.193%, 10/25/33[3]	528,275	117,130
Series 2005-12, Cl. SC, 39.342%, 3/25/35[3]	43,520	6,797
Series 2005-14, Cl. SE, 61.48%, 3/25/35[3]	335,571	52,076
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	1,984,148	356,165
Series 2005-40, Cl. SB, 52.384%, 5/25/35[3]	833,998	124,979
Series 2005-52, Cl. JH, 45.501%, 5/25/35[3]	1,079,831	167,607
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	2,020,545	312,971
Series 2007-88, Cl. XI, 4.484%, 6/25/37[3]	3,515,682	605,794
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	225,752	24,387
Series 2009-8, Cl. BS, 99.999%, 2/25/24[3]	67,880	1,990
Series 2010-95, Cl. DI, 66.153%, 11/25/20[3]	690,303	27,816
Series 2011-96, Cl. SA, 14.742%, 10/25/41[3]	365,028	64,453
Series 2012-134, Cl. SA, 9.234%, 12/25/42[3]	1,358,863	283,474
Series 2012-40, Cl. PI, 2.326%, 4/25/41[3]	3,866,105	518,582
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	496
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	3,176,400	29,450
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	310,589	6,616
Series 1995-3, Cl. 1IO, 3.335%, 9/15/25[3]	9,684,675	44,378
		267,988,194

GNMA/Guaranteed—1.0%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	460,675	495,196
8.00%, 1/15/28-9/15/28	284,626	305,359
Government National Mortgage Assn. II Pool:
2.125%, 7/20/27[2]	2,979	3,090
3.50%, 1/21/47[5]	31,580,000	32,807,771
4.00%, 1/1/47[5]	14,095,000	14,961,534
7.00%, 1/20/30	73,731	86,307
11.00%, 10/20/19	805	809
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 52.525%, 4/16/37[3]	1,259,312	220,672
Series 2011-52, Cl. HS, 30.375%, 4/16/41[3]	2,258,714	370,222
		49,250,960

Non-Agency—9.8%
Commercial—6.7%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	197,069	196,952
Series 2012-RR2, Cl. 6A3, 3.242%, 9/26/35[1,2]	455,695	455,324
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	336,101	333,659
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	103,723	3,069

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust, Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	$1,000,000	$1,025,640
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,824,964
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	8,505,000	7,742,257
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	72,486
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	665,000	699,317
Series 2014-UBS3, Cl. D, 4.813%, 6/10/47[1,2]	20,455,000	16,526,474
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,808,773
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,274,185
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	8,767,231	586,784
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,791,912
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.959%, 7/22/36[1,2]	920,000	820,013
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.869%, 5/25/45[1,2]	12,875,000	12,744,784
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	1,975,000	1,898,046
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	335,000	317,935
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	4,187,000	4,002,816
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	7,865,000	7,455,692
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,2]	4,700,000	4,496,113
Series 2013-K502, Cl. C, 3.077%, 3/25/45[1,2]	630,000	631,030
Series 2013-K712, Cl. C, 3.365%, 5/25/45[1,2]	660,000	660,669
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	420,000	412,300
Series 2014-K41, Cl. B, 3.961%, 11/25/47[1,2]	7,635,000	7,582,756
Series 2014-K715, Cl. C, 4.126%, 2/25/46[1,2]	25,000	24,677
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,2]	12,690,000	12,243,414
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,2]	13,050,000	12,650,225
Series 2015-K721, Cl. B, 3.565%, 11/25/47[1,2]	3,970,000	3,874,749
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.209%, 7/25/35[2]	458,327	452,069
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,380,672
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,581,308
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	310,000	311,354
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,595,000	1,666,318
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.178%, 7/25/35[2]	294,757	295,464
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[1,2]	15,683,480	14,209,934
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19, Cl. AS, 4.243%, 4/15/47[2]	985,000	1,043,488
Series 2014-C21, Cl. D, 4.66%, 8/15/47[1,2]	11,100,000	8,982,988
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	6,990,883
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,876,579
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,747,944
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	74,883	60,898

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	$1,565,000	$1,583,374
Series 2014-C14, Cl. B, 4.64%, 2/15/47[2]	680,000	727,788
Series 2014-C14, Cl. D, 4.83%, 2/15/47[1,2]	9,810,000	8,649,744
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,771,308
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.615%, 11/26/36[1,2]	1,500,877	1,476,587
Series 2012-R3, Cl. 1B, 2.615%, 11/26/36[1,2]	12,604,121	9,671,231
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.756%, 6/26/46[1,2]	244,490	244,291
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.032%, 8/25/34[2]	11,287,524	11,304,431
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 4.156%, 7/25/23[2]	1,718,872	1,745,215
Series 2014-DN1, Cl. M1, 1.756%, 2/25/24[2]	125,464	125,514
Series 2014-DN4, Cl. M3, 5.306%, 10/25/24[2]	15,265,000	16,348,900
Series 2014-HQ2, Cl. M1, 2.206%, 9/25/24[2]	372,414	373,797
Series 2014-HQ2, Cl. M3, 4.506%, 9/25/24[2]	16,320,000	17,059,590
Series 2015-DNA3, Cl. M1, 2.106%, 4/25/28[2]	125,234	125,296
Series 2015-DNA3, Cl. M3, 5.456%, 4/25/28[2]	12,185,000	13,194,137
Series 2015-HQA2, Cl. M2, 3.556%, 5/25/28[2]	1,625,000	1,668,634
Series 2016-DNA2, Cl. M1, 2.006%, 10/25/28[2]	2,128,421	2,131,236
Series 2016-DNA2, Cl. M3, 5.406%, 10/25/28[2]	10,693,000	11,412,759
Series 2016-DNA3, Cl. M1, 1.856%, 12/25/28[2]	2,112,977	2,118,003
Series 2016-DNA3, Cl. M3, 5.756%, 12/25/28[2]	3,370,000	3,646,374
Series 2016-DNA4, Cl. M1, 1.556%, 3/25/29[2]	1,301,937	1,301,696
Series 2016-DNA4, Cl. M3, 4.556%, 3/25/29[2]	11,355,000	11,393,005
Series 2016-HQA2, Cl. M1, 1.956%, 11/25/28[2]	1,451,836	1,453,571
Series 2016-HQA3, Cl. M1, 1.556%, 3/25/29[2]	1,703,270	1,705,308
Series 2016-HQA3, Cl. M3, 4.606%, 3/25/29[2]	13,380,000	13,400,948
Series 2016-HQA4, Cl. M1, 1.556%, 4/25/29[2]	2,887,226	2,883,764
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.885%, 5/10/63[1,2]	7,532,194	7,210,901
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007- OA3, Cl. 5A, 1.848%, 4/25/47[2]	1,121,181	923,893
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	2,090,000	2,146,877
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,546,254
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.835%, 6/15/45[1,2]	660,000	621,751
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,835,368
Series 2013-C15, Cl. D, 4.48%, 8/15/46[1,2]	12,358,996	10,879,791
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,534,154
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[2]	1,135,000	1,206,206
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	16,281,151	698,885
		322,877,495

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential—3.1%
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.92%, 3/25/35[2]	$500,113	$503,772
Series 2006-1, Cl. A1, 2.91%, 2/25/36[2]	93,983	93,458
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.316%, 2/25/33[2]	15,989	14,018
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,202,770	2,196,388
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,894,135	1,866,415
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.074%, 5/25/35[2]	2,739,668	2,709,742
Series 2005-3, Cl. 2A4, 3.225%, 8/25/35[2]	4,975,307	4,150,934
Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	22,008	21,969
Series 2009-8, Cl. 7A2, 3.003%, 3/25/36[1,2]	29,655,292	27,935,585
Series 2012-8, Cl. 1A1, 3.108%, 10/25/35[1,2]	1,060,682	1,059,511
Series 2014-8, Cl. 1A2, 1.029%, 7/20/36[1,2]	1,635,000	1,382,613
Connecticut Avenue Securities:
Series 2014-C01, Cl. M1, 2.356%, 1/25/24[2]	196,676	197,746
Series 2014-C02, Cl. 2M1, 1.706%, 5/25/24[2]	792,824	794,021
Series 2014-C03, Cl. 1M1, 1.956%, 7/25/24[2]	2,374,731	2,381,161
Series 2014-C03, Cl. 2M1, 1.956%, 7/25/24[2]	1,056,374	1,057,543
Series 2014-C03, Cl. 2M2, 3.656%, 7/25/24[2]	13,865,000	13,934,924
Series 2014-C04, Cl. 2M1, 2.856%, 11/25/24[2]	21,115	21,127
Series 2015-C01, Cl. 1M2, 5.056%, 2/25/25[2]	7,424,177	7,815,054
Series 2015-C02, Cl. 1M1, 1.906%, 5/25/25[2]	101,728	101,747
Series 2015-C03, Cl. 1M1, 2.256%, 7/25/25[2]	715,351	716,730
Series 2015-C03, Cl. 1M2, 5.756%, 7/25/25[2]	14,010,000	15,118,230
Series 2015-C03, Cl. 2M1, 2.256%, 7/25/25[2]	206,851	207,283
Series 2016-C02, Cl. 1M1, 2.906%, 9/25/28[2]	1,520,120	1,536,262
Series 2016-C03, Cl. 1M1, 2.756%, 10/25/28[2]	33,763	34,229
Series 2016-C03, Cl. 2M1, 2.956%, 10/25/28[2]	2,258,098	2,281,944
Series 2016-C06, Cl. 1M1, 2.056%, 4/25/29[2]	2,600,158	2,606,250
Series 2016-C06, Cl. 1M2, 5.006%, 4/25/29[2]	10,705,000	11,070,092
Series 2016-C07, Cl. 2M1, 2.056%, 4/25/29[2]	1,495,000	1,496,862
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.934%, 12/15/35[2]	124,371	110,825
Series 2006-H, Cl. 2A1A, 0.854%, 11/15/36[2]	74,767	55,588
GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 3.07%, 9/25/35[2]	5,340,694	5,540,420
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	762,003	769,372
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.066%, 7/25/35[2]	25,906	25,521
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.856%, 8/25/36[2]	4,104,667	1,932,821
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.032%, 12/25/34[2]	101,651	101,559
RALI Trust:
Series 2005-QA4, Cl. A32, 3.51%, 4/25/35[2]	16,203	516
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	76,703	62,733
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	6,105,793	5,691,331
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.825%, 10/25/33[2]	158,740	162,095

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.807%, 2/25/35[2]		$3,758,303	$3,817,675
Series 2005-AR10, Cl. 1A1, 3.022%, 6/25/35[2]		1,964,004	2,043,049
Series 2005-AR13, Cl. 1A5, 3.058%, 5/25/35[2]		414,946	416,148
Series 2005-AR15, Cl. 1A2, 2.983%, 9/25/35[2]		823,781	801,692
Series 2005-AR15, Cl. 1A6, 2.983%, 9/25/35[2]		8,287,524	7,882,385
Series 2005-AR4, Cl. 2A2, 3.067%, 4/25/35[2]		244,435	244,702
Series 2006-AR10, Cl. 1A1, 3.027%, 7/25/36[2]		628,793	605,452
Series 2006-AR10, Cl. 5A5, 3.08%, 7/25/36[2]		1,356,024	1,336,555
Series 2006-AR14, Cl. 1A2, 3.062%, 10/25/36[2]		2,599,078	2,434,164
Series 2006-AR2, Cl. 2A3, 3.003%, 3/25/36[2]		4,851,745	4,771,649
Series 2006-AR7, Cl. 2A4, 3.089%, 5/25/36[2]		3,283,281	3,133,098
Series 2006-AR8, Cl. 2A1, 3.083%, 4/25/36[2]		2,610,206	2,574,697
			147,819,657
Total Mortgage-Backed Obligations (Cost $775,756,225)			787,936,306

U.S. Government Obligations—2.4%
Federal Home Loan Bank Nts.:
1.25%, 1/16/19		19,725,000	19,712,534
1.375%, 11/15/19		10,166,000	10,124,675
Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19		20,712,000	20,423,648
1.875%, 9/24/26		3,954,000	3,632,306
United States Treasury Nts.:
1.625%, 4/30/19[6,7,8]		31,242,000	31,482,376
1.75%, 10/31/20[6,7,8]		29,428,000	29,469,140
2.50%, 8/15/23		2,703,000	2,748,143
Total U.S. Government Obligations (Cost $118,491,355)			117,592,822

Foreign Government Obligations—7.2%
Argentine Republic Sr. Unsec. Bonds:
7.50%, 4/22/26[1]		10,210,000	10,746,025
7.875%, 6/15/27[1]		1,780,000	1,759,886
Argentine Republic Sr. Unsec. Nts., 9.125%, 3/16/24[1]		3,275,000	3,571,387
Commonwealth of Jamaica Sr. Unsec. Bonds:
7.625%, 7/9/25		5,535,000	6,341,948
8.00%, 3/15/39		1,090,000	1,215,949
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,210,000	3,165,127
6.25%, 10/4/20[1]		1,445,000	1,486,555
6.85%, 11/3/25[1]		1,315,000	1,297,947
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		4,380,000	4,514,059
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[1]		2,960,000	3,100,600
6.85%, 1/27/45[1]		3,815,000	3,623,182
7.45%, 4/30/44[1]		1,570,000	1,593,550
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 6%, 5/15/21	BRL	23,000,000	21,097,622

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)
Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		$9,435,000	$7,700,847
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		330,000	308,863
Hungary Sr. Unsec. Bonds, 5.75%, 11/22/23		6,491,000	7,209,716
Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	1,565,000,000	5,752,239
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		8,140,000	7,346,350
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,525,000	2,619,688
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		1,655,000	1,667,495
4.55%, 3/29/26[1]		2,755,000	2,775,663
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		5,750,000	6,217,475
Republic of Colombia Sr. Unsec. Bonds:
4.00%, 2/26/24		1,060,000	1,073,250
6.125%, 1/18/41		7,775,000	8,435,875
Series B, 10.00%, 7/24/24	COP	14,854,000,000	5,853,302
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[1]		2,360,000	2,196,712
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		17,676,450	16,418,753
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		2,940,000	3,197,250
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	3,445,000	3,905,349
Republic of Ghana Sr. Unsec. International Nts., 9.25%, 9/15/22[1]		1,000,000	1,072,515
Republic of Honduras Sr. Unsec. International Nts., 8.75%, 12/16/20[1]		3,350,000	3,746,640
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	845,000	912,724
3.75%, 6/14/28[1]	EUR	1,380,000	1,479,691
4.125%, 1/15/25[1]		1,010,000	1,003,271
5.875%, 3/13/20[1]		1,055,000	1,153,825
6.75%, 1/15/44[1]		5,410,000	6,561,556
Republic of Indonesia Sr. Unsec. Nts., 3.70%, 1/8/22[1]		2,065,000	2,074,803
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	335,225,000,000	25,552,816
Series FR56, 8.375%, 9/15/26	IDR	284,190,000,000	21,739,496
Series FR73, 8.75%, 5/15/31	IDR	48,449,000,000	3,751,673
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[1]		1,570,000	1,308,446
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		6,100,000	5,839,506
Republic of Kenya Sr. Unsec. Bonds, 6.875%, 6/24/24[1]		3,625,000	3,439,915
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		3,345,000	3,287,600
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		1,655,000	1,688,100
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	3,660,000	4,170,547
3.75%, 3/1/30	EUR	1,340,000	1,595,547
4.125%, 8/25/27		2,405,000	2,510,219
5.625%, 11/18/50		1,730,000	1,963,550
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		1,570,000	1,571,829
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		2,970,000	3,046,658
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		6,100,000	6,392,056

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of South Africa Unsec. Bonds:
Series 2037, 8.50%, 1/31/37	ZAR	71,000,000	$4,653,340
Series R186, 10.50%, 12/21/26	ZAR	193,525,000	15,541,958
Republic of Turkey Unsec. Nts., 8.80%, 11/14/18	TRY	30,930,000	8,557,075
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	2,820,000	3,104,301
3.875%, 10/29/35[1]	EUR	895,000	994,070
4.875%, 1/22/24[1]		3,245,000	3,444,048
Russian Federation Unsec. Nts., 7.50%, 8/18/21	RUB	1,336,720,000	21,336,967
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		3,120,000	3,084,451
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		24,385,000	24,593,248
United Mexican States Sr. Unsec. Bonds, Series M, 5.75%, 3/5/26	MXN	172,455,000	7,394,052
Total Foreign Government Obligations (Cost $349,724,107)			344,759,157

Corporate Loans—1.1%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		2,402,278	2,392,018
Biomed Realty Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.539%, 2/9/18[2]		4,423,980	4,374,432
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		2,996,350	3,032,306
CEP IV Investment 10 Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/4/23[2]	EUR	1,000,000	1,057,913
DRA Inland Retail Portfolio, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 6.939%, 4/1/19[2]		7,839,482	8,024,494
Edelman Financial Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/16/22[2]		1,659,375	1,672,857
Hotel Del Coronado LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.539%, 12/9/17[2]		10,000,000	9,685,000
Navex Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche D, 10.31%, 11/18/22[2]		400,000	392,000
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		2,242,236	2,267,461
SavaSeniorCare, Sr. Sec. Credit Facilities Term Loan, 7.835%, 10/11/18[2]		2,000,000	1,956,000
Strategic Luxury, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 7.039%, 12/8/17[2]		8,000,000	8,130,400
Tucson First Mezzanine LP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 8.00%, 10/1/20[2]		10,000,000	8,908,000
TVC Albany, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/29/21[2,5]		1,400,000	1,398,250
Vision Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%-9.00%, 6/16/22[2]		1,391,250	1,388,642
Total Corporate Loans (Cost $55,631,706)			54,679,773

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Corporate Bonds and Notes—47.4%
Consumer Discretionary—9.2%
Auto Components—0.5%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	$574,000	$552,822
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	3,645,000	3,818,137
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	3,190,000	3,135,770
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	1,940,000	1,936,004
5.125% Sr. Unsec. Nts., 11/15/23	5,495,000	5,687,325
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]	1,455,000	1,532,261
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	7,260,000	7,623,000
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	1,460,000	1,436,275
		25,721,594

Automobiles—0.7%
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	2,517,000	2,476,242
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,421,000	2,139,587
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,967,000	5,824,938
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35	4,975,000	4,858,436
6.25% Sr. Unsec. Nts., 10/2/43	2,370,000	2,624,469
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	1,855,000	1,873,023
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	760,000	751,040
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	1,879,000	1,886,975
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	676,000	665,758
2.00% Sr. Unsec. Nts., 3/8/19[1]	1,919,000	1,914,652
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	2,855,000	2,846,643
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	2,736,000	2,794,140
		30,655,903

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	5,694,000	5,694,000

Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,407,000	2,521,332

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	6,895,000	7,222,513
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]	2,190,000	2,173,575
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/261	690,000	746,580

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Boyd Gaming Corp.: (Continued)
6.875% Sr. Unsec. Nts., 5/15/23	$4,200,000	$4,530,750
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	2,465,000	2,705,337
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	2,330,000	2,522,225
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	675,000	691,875
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	5,410,000	5,639,925
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[1]	5,925,000	6,258,281
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	1,455,000	1,418,625
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	3,630,000	3,788,812
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	410,000	423,557
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	6,310,000	6,799,025
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	2,915,000	3,018,847
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]	3,645,000	3,731,569
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	2,966,012
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	7,265,000	7,392,137
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,181,016
6.375% Sr. Unsec. Nts., 6/15/17	1,689,000	1,725,820
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	1,151,000	1,169,073
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	3,200,000	3,195,613
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]	3,660,000	3,843,000
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,750,000	4,059,375
6.625% Sr. Unsec. Nts., 12/15/21	3,430,000	3,841,600
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	2,255,000	2,308,556
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,606,388
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,9]	14,750,000	—
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	2,150,000	2,150,000
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,440,450
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	1,675,000	1,679,188
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	6,675,000	6,950,344
		97,180,068

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables—1.0%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[1]	$3,655,000	$3,865,162
Beazer Homes USA, Inc.:
7.25% Sr. Unsec. Nts., 2/1/23	2,410,000	2,458,200
8.75% Sr. Unsec. Nts., 3/15/22[1]	2,270,000	2,457,275
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	3,395,000	3,598,700
7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,246,962
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	1,280,000	1,318,400
4.75% Sr. Unsec. Nts., 5/30/25	7,444,000	7,295,120
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	2,830,000	3,084,700
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,176,100
5.00% Sr. Unsec. Nts., 11/15/23	1,900,000	2,037,984
5.50% Sr. Unsec. Nts., 4/1/46	856,000	983,100
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	1,465,000	1,505,287
5.00% Sr. Unsec. Nts., 1/15/27	2,835,000	2,703,881
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,186,769
6.00% Sr. Unsec. Nts., 2/15/35	245,000	236,425
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	735,000	764,474
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	3,150,000	3,213,000
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	5,733,000	5,740,166
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	840,000	841,326
		48,713,031

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	1,942,000	1,937,957
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	2,595,000	2,582,666
		4,520,623

Media—3.3%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	1,081,000	1,086,381
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	7,235,000	7,560,575
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	3,740,000	3,889,600
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,245,087
5.875% Sr. Sub. Nts., 11/15/26[1]	2,175,000	2,229,375
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,698,000	3,975,350
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]	3,430,000	3,558,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	7,340,000	7,578,550
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22	1,217,000	1,272,022
6.484% Sr. Sec. Nts., 10/23/45	1,753,000	2,030,162

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	$1,460,000	$1,485,550
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	7,040,000	7,233,600
Series B, 7.625% Sr. Sub. Nts., 3/15/20	4,865,000	4,880,179
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	2,503,000	2,312,719
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	3,305,000	3,238,900
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,212,700
10.875% Sr. Unsec. Nts., 10/15/25[1]	2,465,000	2,939,512
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	8,765,000	9,052,054
6.75% Sr. Unsec. Nts., 6/1/21	2,795,000	3,039,562
7.75% Sr. Unsec. Nts., 7/1/26	715,000	807,950
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,104,900
5.875% Sr. Unsec. Nts., 7/15/26[1]	6,905,000	6,870,475
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	2,625,000	2,155,781
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	842,000	865,516
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	3,570,000	3,699,412
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	5,825,000	5,941,500
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	1,465,000	1,325,825
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	4,420,000	4,569,175
Nexstar Broadcasting, Inc., 6.125% Sr. Unsec. Nts., 2/15/22[1]	2,385,000	2,480,400
Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[1]	3,635,000	3,616,825
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	7,535,000	7,761,050
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	4,590,000	4,704,750
6.125% Sr. Unsec. Nts., 10/1/22	2,105,000	2,204,988
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]	2,910,000	2,851,800
6.00% Sr. Unsec. Nts., 7/15/24[1]	735,000	769,913
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,253,000	1,257,540
6.10% Sr. Unsec. Nts., 2/15/18[1]	936,000	976,753
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	5,115,000	5,185,331
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	1,880,000	1,882,369
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,324,000	1,201,288
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26	1,364,000	1,271,296
3.875% Sr. Unsec. Nts., 1/15/26	600,000	600,952
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	2,750,000	2,801,563
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	726,731
5.125% Sr. Sec. Nts., 2/15/25[1]	6,055,000	5,812,800

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	$550,000	$516,947
3.45% Sr. Unsec. Nts., 10/4/26	665,000	614,928
4.375% Sr. Unsec. Nts., 3/15/43	842,000	671,892
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	1,694,000	1,679,178
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,095,000
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	7,260,000	7,095,198
		158,940,529

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	6,250,000	6,648,875

Specialty Retail—0.7%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	476,000	476,017
1.625% Sr. Unsec. Nts., 4/21/19	515,000	510,459
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,610,000	1,769,358
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	3,795,000	3,937,312
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	3,900,000	4,007,250
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	3,898,600
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,735,000	1,583,187
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	946,000	1,011,038
6.625% Sr. Unsec. Nts., 4/1/21	3,125,000	3,523,438
6.875% Sr. Unsec. Nts., 11/1/35	4,790,000	4,909,750
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	1,201,000	1,121,572
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	1,660,000	1,672,317
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	2,595,000	2,711,775
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,421,000	1,362,361
		32,494,434

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,218,750
4.875% Sr. Unsec. Nts., 5/15/26[1]	3,348,000	3,289,410
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	9,056,000	9,101,280
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,962,000	3,021,240
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	6,995,000	7,274,800
William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21	2,475,000	2,577,094
		26,482,574

Consumer Staples—2.8%
Beverages—0.4%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,878,000	2,882,947
3.65% Sr. Unsec. Nts., 2/1/26	1,366,000	1,387,217

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Anheuser-Busch InBev Finance, Inc.: (Continued)
4.90% Sr. Unsec. Nts., 2/1/46	$1,015,000	$1,094,149
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,804,454
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	922,000	923,379
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,680,000	2,858,220
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	1,003,162
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,368,919
4.20% Sr. Unsec. Nts., 7/15/46	691,000	645,564
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	2,092,000	2,093,140
4.25% Sr. Unsec. Nts., 7/15/22[1]	2,089,000	2,186,226
		19,247,377

Food & Staples Retailing—0.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,288,550
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	2,678,000	2,553,979
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	4,330,000	4,470,725
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	1,626,000	1,661,427
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	114,000	114,292
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,722,909
6.80% Sr. Unsec. Nts., 12/15/18	812,000	889,124
6.90% Sr. Unsec. Nts., 4/15/38	733,000	938,705
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	2,085,250
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,630,698
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,474,600
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	6,300,000	6,796,125
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	35,000	36,138
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	2,195,000	2,227,925
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	365,000	378,688
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	1,959,000	1,961,337
3.10% Sr. Unsec. Nts., 6/1/23	2,945,000	2,926,511
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,444,000	1,524,452
		39,681,435

Food Products—1.0%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,860,000	1,874,155
3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,644,893
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,375,778
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	6,245,000	6,588,475
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]	1,525,000	1,537,200
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,907,656
JBS USA LUX LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,841,062

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Food Products (Continued)
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	$1,494,000	$1,496,196
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	2,530,000	2,554,339
4.375% Sr. Unsec. Nts., 6/1/46	1,535,000	1,447,321
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	1,432,000	1,420,365
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	2,200,000	2,409,000
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,685,000	1,630,237
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	2,771,000	2,716,921
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,748,675
Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[1]	2,805,000	3,001,350
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	4,255,000	4,478,387
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	2,030,000	2,230,463
		44,902,473

Household Products—0.0%
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,181,900

Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	8,860,000	9,380,525
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	263,925
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	6,610,000	6,676,100
6.25% Sr. Unsec. Nts., 8/1/24	1,455,000	1,495,013
		17,815,563

Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	1,700,000	1,572,282
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,768,961
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	2,126,000	2,522,172
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	3,450,000	3,605,250
		10,468,665

Energy—8.9%
Energy Equipment & Services—1.1%
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	1,625,000	1,698,125
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,702,593
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	766,000	832,375
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	743,000	768,064
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	4,580,000	4,648,700
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	2,175,000	2,051,242
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	2,960,000	2,738,234
6.45% Sr. Unsec. Nts., 5/30/44[1]	7,880,000	8,008,255
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,440,963	1,469,782

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Rowan Cos., Inc.:
4.875% Sr. Unsec. Unsub. Nts., 6/1/22	$2,697,000	$2,562,150
7.375% Sr. Unsec. Nts., 6/15/25	5,080,000	5,194,300
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,341,109
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,524,000	1,596,753
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr.
Unsec. Nts., 4/10/17[1]	1,908,000	1,907,946
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	5,875,000	6,051,250
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	5,660,000	5,518,500
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	1,451,000	1,549,842
		50,639,220

Oil, Gas & Consumable Fuels—7.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	2,905,000	3,021,200
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	466,916
6.20% Sr. Unsec. Nts., 3/15/40	504,000	578,170
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	936,000	965,923
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	4,725,000	4,193,437
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	5,290,000	5,198,208
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	3,755,000	3,604,800
7.625% Sr. Unsec. Nts., 10/1/19	8,195,000	8,113,050
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,688,400
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,386,000	1,423,712
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,812,216
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	647,159
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	7,248,000	6,486,960
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	3,875,000	3,303,437
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	7,245,000	7,462,350
Cheniere Corpus Christi Holdings LLC:
5.875% Sr. Sec. Nts., 3/31/25[1]	7,260,000	7,434,676
7.00% Sr. Sec. Nts., 6/30/24[1]	6,065,000	6,595,687
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	1,820,000	1,669,850
6.125% Sr. Unsec. Nts., 2/15/21	3,260,000	3,194,800
8.00% Sec. Nts., 12/15/22[1]	6,458,000	7,002,087
8.00% Sr. Unsec. Nts., 1/15/25[1]	2,175,000	2,226,656
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,842,803
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	203,775
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	4,135,000	4,321,075
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	1,915,000	1,997,052

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	$1,654,000	$1,653,024
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,322,000	1,389,491
Compania General de Combustibles SA, 9.50% Sr. Unsec. Nts., 11/7/21[1]	1,280,000	1,294,080
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,150,000	2,238,795
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	355,663
5.95% Sr. Unsec. Nts., 3/15/46	684,000	848,040
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	7,850,000	7,732,250
8.00% Sr. Unsec. Nts., 4/1/23	3,770,000	3,887,812
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,535,000	1,555,170
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	2,632,000	2,309,580
6.375% Sr. Sub. Nts., 8/15/21	7,889,000	7,139,545
9.00% Sec. Nts., 5/15/21[1]	2,975,000	3,235,312
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	3,990,000	3,776,136
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	10,000	10,375
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,602,400
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	681,000	687,290
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	532,882
4.90% Sr. Unsec. Nts., 5/15/46	505,000	519,399
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	2,480,000	2,021,200
8.00% Sr. Sec. Nts., 11/29/24[1]	3,625,000	3,913,912
9.375% Sr. Unsec. Nts., 5/1/20	1,810,000	1,677,635
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	1,540,000	1,501,922
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	10,475,000	10,818,590
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	1,525,000	1,547,875
6.00% Sr. Unsec. Nts., 5/15/23	2,345,000	2,397,763
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	5,085,000	5,199,412
Halcon Resources Corp.:
8.625% Sec. Nts., 2/1/20[1]	5,005,000	5,230,225
12.00% Sec. Nts., 2/15/22[1]	844,000	924,180
Hess Corp., 5.60% Sr. Unsec. Nts., 2/15/41	1,530,000	1,559,598
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	3,700,000	4,060,321
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	5,412,000	5,181,990
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	795,000	783,497
6.375% Sr. Unsec. Nts., 4/9/21[1]	6,685,000	7,272,812
7.00% Sr. Unsec. Nts., 5/5/20[1]	5,425,000	5,974,444
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	2,175,000	2,291,774
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	4,570,000	4,627,125

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]		$3,530,000	$3,627,075
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]		3,665,000	3,408,450
7.00% Sr. Unsec. Nts., 3/31/24[1]		3,925,000	3,571,750
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22		2,250,000	2,181,802
6.875% Sr. Unsec. Nts., 8/15/24		2,120,000	2,263,100
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		9,370,000	7,285,175
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,485,000	1,555,537
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.875% Sr. Unsec. Nts., 10/15/21		3,915,000	4,022,662
7.50% Sr. Unsec. Nts., 11/1/23[1]		2,540,000	2,635,250
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	714,423
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		2,825,000	2,806,129
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22		3,195,000	3,290,850
6.875% Sr. Unsec. Nts., 1/15/23		4,440,000	4,573,200
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		1,228,000	1,317,763
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,170,000	4,805,925
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23[1]		5,815,000	5,815,000
Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18		3,195,000	1,964,925
10.00% Sec. Nts., 3/15/22[1]		5,950,000	5,310,375
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		6,990,000	6,124,638
5.75% Sr. Unsec. Nts., 1/20/20		410,000	416,150
8.375% Sr. Unsec. Nts., 5/23/21		14,160,000	15,292,800
8.75% Sr. Unsec. Nts., 5/23/26		7,605,000	8,222,906
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,895,000	2,965,245
4.625% Sr. Unsec. Nts., 9/21/23[1]		7,170,000	6,992,901
5.375% Sr. Unsec. Nts., 3/13/22[1]		1,460,000	1,496,836
5.50% Sr. Unsec. Nts., 6/27/44		5,140,000	4,303,208
6.375% Sr. Unsec. Nts., 2/4/21[1]		2,370,000	2,529,975
6.50% Sr. Unsec. Nts., 3/13/27[1]		2,940,000	3,036,285
6.875% Sr. Unsec. Nts., 8/4/26[1]		3,055,000	3,230,662
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		2,385,000	2,336,895
Rain CII Carbon LLC/CII Carbon Corp., 8% Sec. Nts., 12/1/18[1]		3,985,000	3,985,000
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 8/15/22[1]		2,380,000	2,377,025
5.00% Sr. Unsec. Nts., 3/15/23[1]		979,000	971,658
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		1,860,000	1,971,382
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,577,800
RSP Permian, Inc., 5.25% Sr. Unsec. Nts., 1/15/25[1]		2,175,000	2,191,313

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	$1,765,000	$1,901,788
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	3,490,000	3,332,950
7.75% Sr. Unsec. Nts., 6/15/21	1,245,000	1,273,013
SemGroup Corp., 7.50% Sr. Unsec. Nts., 6/15/21	1,455,000	1,505,925
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	2,151,000	2,129,548
4.00% Sr. Unsec. Nts., 5/10/46	1,050,000	1,004,510
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	5,085,000	5,193,056
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	2,315,000	2,396,025
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	4,260,000	4,174,800
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	2,145,000	2,182,538
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,455,000	1,451,363
Tesoro Logistics LP, 5.25% Sr. Unsec. Nts., 1/15/25	459,000	470,475
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	2,825,000	2,823,110
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]	1,280,000	1,260,672
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	4,920,000	4,924,133
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	1,745,000	1,701,375
6.00% Sr. Unsec. Nts., 1/15/22	695,000	715,850
8.25% Sr. Unsec. Nts., 8/1/23	3,260,000	3,659,350
		373,478,469

Financials—6.3%
Capital Markets—1.3%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	6,205,000	5,429,375
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,260,000	2,240,349
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	1,150,000	1,093,108
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,590,000	2,541,645
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	6,075,000	6,242,062
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,524,000	1,533,848
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,075,000	1,117,037
Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	1,365,000	1,397,460
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	9,435,000	9,128,362
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,10]	2,838,000	2,828,777
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[1]	3,560,000	3,720,200
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	2,900,000	2,776,866
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,601,000	1,571,415
3.75% Sr. Unsec. Nts., 2/25/26	1,601,000	1,606,515
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	3,695,000	3,713,475

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley, 5% Sub. Nts., 11/24/25	$2,479,000	$2,649,568
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,540,446
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	1,460,000	1,593,225
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,545,596
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,117,250
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,771,556
Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20	1,465,000	1,596,850
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	1,731,000	1,771,251
		61,526,236

Commercial Banks—1.9%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[9]	1,186,225	—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,10]	305,000	322,555
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]	450,000	476,577
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]	495,000	528,413
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	765,000	726,750
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	2,304,000	2,200,961
7.75% Jr. Sub. Nts., 5/14/38	1,865,000	2,571,622
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	1,625,000	1,688,100
BankAmerica Capital III, 1.45% Jr. Sub. Nts., 1/15/27[2]	1,245,000	1,128,281
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	2,935,000	2,879,790
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	2,246,000	2,245,809
3.375% Sr. Unsec. Nts., 12/2/26	1,071,000	1,049,932
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	7,000,000	7,315,000
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	888,000	1,127,524
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	2,279,000	2,265,344
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]	4,275,000	4,403,250
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	1,561,000	1,571,677
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,465,959
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,179,000	1,073,620
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,735,000	1,693,707
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	2,570,000	2,541,730
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	2,312,000	2,261,633
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,590,327
4.35% Sub. Nts., 2/4/23	1,991,000	2,025,313
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]	2,855,000	2,876,307
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	2,092,000	2,100,437

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	$624,000	$612,269
2.70% Sr. Unsec. Nts., 5/18/23	1,200,000	1,173,779
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	5,090,000	5,166,350
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	2,444,000	2,377,296
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	1,305,000	1,354,458
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,10]	1,702,000	1,833,905
PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	1,141,000	1,141,630
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,472,000	1,477,156
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,10]	2,728,000	2,543,860
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	4,400,000	4,482,500
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	1,560,000	1,561,176
Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[1,2,10]	3,100,000	2,379,250
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,225,000	1,182,997
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	1,657,000	1,659,033
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]	720,000	690,552
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]	1,495,000	1,402,123
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]	860,000	825,720
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/251,2	1,865,000	1,801,590
US Bancorp, 3.10% Sub. Nts., 4/27/26	1,733,000	1,686,738
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	1,598,000	1,616,809
5.90% Jr. Sub. Perpetual Bonds, Series S2,10	2,034,000	2,046,713
		89,146,522

Consumer Finance—0.6%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	6,305,000	5,327,725
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21	5,057,000	5,117,052
4.625% Sr. Unsec. Nts., 5/19/22	3,065,000	3,107,144
5.75% Sub. Nts., 11/20/25	3,520,000	3,524,400
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	1,941,000	1,882,178
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	1,818,000	1,778,220
Navient Corp.:
6.625% Sr. Unsec. Nts., 7/26/21	1,475,000	1,563,500
7.25% Sr. Unsec. Nts., 1/25/22	6,570,000	6,980,625
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	541,000	555,955
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]	2,005,000	1,759,387
		31,596,186

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services—0.1%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		$790,000	$793,598
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[11,12] MXN		20,232,960	98,580
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		1,300,000	1,269,012
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		991,000	991,531
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		2,390,000	2,357,138
			5,509,859

Insurance—0.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26		1,600,000	1,622,603
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,737,000	1,721,596
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,355,100
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		2,176,000	2,301,294
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		1,561,000	1,629,299
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,10]		1,336,000	1,356,040
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		4,631,000	4,903,071
Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46		1,144,000	1,123,203
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		1,827,000	1,872,675
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		2,669,000	2,696,987
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,10]		1,085,000	849,013
			26,430,881

Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		1,822,000	1,823,388
5.90% Sr. Unsec. Nts., 11/1/21		841,000	941,839
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[9,12]	MXN	17,961,653	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,852,415
Communications Sales & Leasing, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[1]		2,175,000	2,202,187
8.25% Sr. Unsec. Nts., 10/15/23		3,485,000	3,711,525
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		2,250,000	2,300,625
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,428,750
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,663,100
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,613,375
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,202,925
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,569,250
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,019,440
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17		1,202,000	1,212,221
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,834,838

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18	$6,445,000	$6,461,112
5.00% Sr. Unsec. Nts., 7/1/19	2,615,000	2,634,613
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	1,825,000	1,927,656
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	2,195,000	2,307,494
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	6,140,000	6,454,675
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]	2,175,000	2,209,583
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	3,310,000	3,185,875
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	1,304,000	1,304,991
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	390,727
		61,252,604

Real Estate Management & Development—0.3%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]	2,905,000	2,963,100
6.875% Sr. Unsec. Nts., 12/15/23[1]	1,455,000	1,480,462
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]	575,000	559,579
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,540,500
5.25% Sr. Unsec. Nts., 12/1/21[1]	2,845,000	2,930,350
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	3,045,000	2,961,263
		14,435,254

Thrifts & Mortgage Finance—0.3%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	3,755,000	3,773,775
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	6,435,000	6,290,213
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	3,560,000	3,729,100
		13,793,088

Health Care—3.7%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,268,000	1,256,545
4.70% Sr. Unsec. Nts., 5/14/45	436,000	428,606
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	699,000	752,034
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	2,765,000	2,776,718
3.875% Sr. Unsec. Nts., 8/15/25	1,233,000	1,251,242
5.00% Sr. Unsec. Nts., 8/15/45	299,000	311,478
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,156,000	1,196,569
Shire Acquisitions Investments Ireland DAC: 1.90% Sr. Unsec. Nts., 9/23/19	2,780,000	2,745,272

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Biotechnology (Continued)
Shire Acquisitions Investments Ireland DAC: (Continued)
3.20% Sr. Unsec. Nts., 9/23/26	$2,137,000	$1,998,300
		12,716,764

Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,663,000	2,666,670
4.90% Sr. Unsec. Nts., 11/30/46	1,095,000	1,126,057
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	1,328,000	1,226,668
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	2,184,000	2,189,344
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,720,000	1,500,700
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	2,080,000	2,158,000
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	4,315,000	4,557,719
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	1,505,000	1,614,113
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	947,000	956,431
		17,995,702

Health Care Providers & Services—2.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,810,000	2,824,050
6.50% Sr. Unsec. Nts., 3/1/24	730,000	748,250
Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	2,029,000	2,008,320
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,242,000	1,256,325
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	5,705,000	5,790,575
5.625% Sr. Unsec. Nts., 2/15/21	735,000	774,617
6.125% Sr. Unsec. Nts., 2/15/24	735,000	776,344
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22	10,615,000	7,430,500
7.125% Sr. Unsec. Nts., 7/15/20	1,340,000	1,025,502
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	5,915,000	5,911,303
Envision Healthcare Corp.:
5.125% Sr. Unsec. Nts., 7/1/22[1]	1,740,000	1,742,175
5.625% Sr. Unsec. Nts., 7/15/22	2,840,000	2,938,690
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	1,823,000	1,877,652
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	3,054,000	2,611,170
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	2,335,000	2,370,025
5.875% Sr. Unsec. Nts., 1/31/22[1]	2,555,000	2,810,500
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,117,913
7.50% Sr. Unsec. Nts., 2/15/22	8,510,000	9,680,125
Series 1, 5.875% Sr. Unsec. Nts., 5/1/23	4,520,000	4,813,800
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,530,000	4,609,275
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	7,455,000	6,523,125

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	$1,585,000	$1,420,556
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	3,425,000	3,411,598
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	5,015,000	5,218,734
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	1,046,000	1,066,060
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	2,800,000	2,684,679
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	1,173,000	1,157,597
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,688,375
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	7,165,000	6,323,113
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,515,250
8.125% Sr. Unsec. Nts., 4/1/22	4,355,000	4,130,718
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,035,000	2,024,825
		102,281,741

Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[1]	3,635,000	3,707,700
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	744,000	747,614
3.00% Sr. Unsec. Nts., 4/15/23	1,773,000	1,743,194
4.15% Sr. Unsec. Nts., 2/1/24	340,000	354,194
5.30% Sr. Unsec. Nts., 2/1/44	806,000	903,483
		7,456,185

Pharmaceuticals—0.8%
Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	2,318,000	2,331,781
3.80% Sr. Unsec. Nts., 3/15/25	1,680,000	1,682,772
4.75% Sr. Unsec. Nts., 3/15/45	720,000	708,214
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	1,745,000	558,400
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,941,550
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	3,026,975
6.50% Sr. Unsec. Nts., 2/1/25[1]	660,000	552,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	1,170,000	1,180,237
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,505,000	3,154,500
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,718,675
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	709,000	710,083
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,160,500
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	2,565,000	2,520,631
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,105,000	1,789,250
5.50% Sr. Unsec. Nts., 3/1/23[1]	7,025,000	5,303,875
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,645,000	1,250,200
6.75% Sr. Unsec. Nts., 8/15/21[1]	1,420,000	1,185,700

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Valeant Pharmaceuticals International, Inc.: (Continued)
7.25% Sr. Unsec. Nts., 7/15/22[1]	$3,355,000	$2,759,487
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,310,000	1,966,388
		38,501,968

Industrials—5.0%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,994,000	2,034,642
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	7,250,000	7,712,187
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	1,385,000	1,367,687
L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26	686,000	682,270
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	4,705,000	4,716,763
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,265,000	1,293,120
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,480,000	1,615,606
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	894,000	927,689
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	3,645,000	3,761,640
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	5,980,000	5,606,250
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	506,000	506,203
		30,224,057

Air Freight & Couriers—0.3%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	4,360,000	3,531,600
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	8,170,963
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,164,112
		12,866,675

Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,489,813
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,745,000	2,847,937
		5,337,750

Building Products—0.2%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	3,115,000	3,177,300
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,914,000	1,819,159
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,205,000	4,341,663
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	1,500,000	1,546,875
		10,884,997

Commercial Services & Supplies—0.8%
ACCO Brands Corp.:
5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,413,132
6.75% Sr. Unsec. Nts., 4/30/20	1,460,000	1,536,650
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	2,400,000	2,556,000
Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[1]	365,000	364,088
APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	3,125,000	3,164,062

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,13]	$2,210,000	$2,190,662
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,195,000	1,072,513
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,752,232
Covanta Holding Corp., 5.875% Sr. Unsec. Nts., 3/1/24	4,495,000	4,337,675
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,165,000	3,946,338
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,126,000	2,094,990
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	1,380,000	1,323,668
3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,396,261
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,663,900
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	643,000	637,687
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	4,065,000	3,943,050
		38,392,908

Construction & Engineering—0.2%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/351	1,105,000	1,174,062
Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[1]	3,985,000	3,955,113
IHS Netherlands Holdco BV, 9.50% Sr. Unsec. Nts., 10/27/21[1]	1,445,000	1,482,746
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[1]	3,465,000	3,308,815
		9,920,736

Electrical Equipment—0.3%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	6,305,000	6,360,169
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,727,000	2,798,584
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,714,187
		12,872,940

Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,600,087
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	3,930,000	3,920,175
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	500,000	504,127
3.85% Sr. Unsec. Nts., 12/15/25	918,000	929,737
		6,954,126

Machinery—0.8%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,473,187
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,285,000	5,311,425
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,112,987
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	2,880,000	2,863,043
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,299,000	2,432,434
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	4,740,000	4,668,900
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	3,705,000	3,760,575
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,770,000	2,794,451

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	$4,370,000	$4,484,713
6.50% Sr. Unsec. Nts., 4/1/20	1,860,000	1,906,500
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	1,102,000	1,059,899
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21[1]	2,980,000	2,980,000
		36,848,114

Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	2,368,000	2,421,801
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	8,420,000	8,788,375
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	7,445,000	7,603,206
		18,813,382

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	6,300,000	5,898,375
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	368,649
CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	664,000	616,920
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	2,352,000	2,437,349
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,618,825
Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	1,820,000	1,599,325
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	636,059
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	2,206,000	2,111,815
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,073,000	1,081,412
		16,368,729

Trading Companies & Distributors—0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,859,000	2,891,164
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	1,170,000	1,118,189
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	746,425
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,063,475
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	770,000	666,050
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	3,905,000	4,080,725
6.75% Sr. Unsec. Nts., 12/15/20	2,590,000	2,716,263
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	3,430,000	3,631,512
5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,550,263
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	2,185,000	2,313,369
7.75% Sec. Nts., 6/1/24[1]	1,460,000	1,542,125
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,890,000	4,113,675
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	3,565,000	3,649,669

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 9/15/26	$3,650,000	$3,773,187
		33,856,091

Transportation Infrastructure—0.1%
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[11]	3,125,000	3,253,906
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,400,000	2,570,343
		5,824,249

Information Technology—2.5%
Communications Equipment—0.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	4,955,000	4,360,400
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	2,740,000	2,918,100
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	5,125,000	5,355,625
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,080,687
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,605,000	1,709,325
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	1,537,000	1,584,071
		18,008,208

Electronic Equipment, Instruments, & Components—0.3%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	5,245,000	5,428,575
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	2,105,000	2,112,894
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	2,165,000	2,291,663
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	4,065,000	4,441,013
		14,274,145

Internet Software & Services—0.1%
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	3,990,000	4,233,190

IT Services—0.7%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,383,000	1,335,340
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,928,428
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	3,840,000	3,874,829
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,842,804
7.00% Sr. Unsec. Nts., 12/1/23[1]	9,210,000	9,831,675
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,700,000	5,529,000
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,810,000	4,963,295
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,554,706
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	667,000	669,033
6.75% Sr. Unsec. Nts., 2/1/17	332,000	333,204
		32,862,314

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	$480,000	$537,189
Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	1,675,000	1,689,656
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	7,430,000	7,820,075
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	743,125
		10,790,045

Software—0.6%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]	2,632,000	2,568,840
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,948,000	1,951,678
4.375% Sr. Unsec. Nts., 6/15/25	560,000	575,530
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,621,000	3,401,477
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	2,847,000	2,907,171
5.875% Sr. Unsec. Nts., 6/15/21[1]	2,085,000	2,218,398
6.02% Sr. Sec. Nts., 6/15/26[1]	1,666,000	1,805,634
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,431,658
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,13]	4,335,000	4,465,050
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,699,562
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,268,523
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	1,663,000	1,610,700
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	2,195,000	2,057,813
		28,962,034

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,362,000	1,399,804
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	2,070,000	2,081,787
6.35% Sr. Unsec. Nts., 10/15/45	1,170,000	1,183,774
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,535,000	1,653,962
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[1]	2,540,000	3,009,900
		9,329,227

Materials—4.6%
Chemicals—1.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	774,000	750,088
4.125% Sr. Unsec. Nts., 3/15/35	388,000	356,310
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23	1,885,000	2,252,575
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	1,249,000	1,228,287
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	2,380,000	2,368,100
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	563,000	559,441
Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	2,387,000	2,389,494
3.70% Sr. Unsec. Nts., 11/1/46	443,000	403,686
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	7,315,000	6,510,350

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Chemicals (Continued)
Hexion, Inc.: (Continued)
8.875% Sec. Nts., 2/1/18		$3,055,000	$3,055,000
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22		2,990,000	3,064,750
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		1,065,000	1,078,312
LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		2,620,000	2,767,351
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		750,000	736,642
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,485,144
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,085,000	3,450,909
4.625% Sr. Unsec. Nts., 7/15/24		3,440,000	3,538,814
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		3,950,000	3,999,375
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,696,000	2,749,920
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		5,815,000	6,236,587
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,030,170
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		4,130,000	3,603,425
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20		5,625,000	5,287,500
7.50% Sr. Unsec. Nts., 3/15/22[1]		1,780,000	1,668,750
UPL Corp. Ltd., 3.25% Sr. Unsec. Nts., 10/13/21[1]		1,445,000	1,407,176
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,287,272
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,686,948
			65,952,376

Construction Materials—0.3%
Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]		2,145,000	2,166,450
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		2,012,000	2,099,188
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		5,030,000	4,841,375
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,237,000	1,286,480
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		669,000	650,583
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		1,295,000	1,248,056
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		2,190,000	2,321,400
			14,613,532

Containers & Packaging—0.9%
Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22		3,675,000	3,863,344
5.25% Sr. Unsec. Nts., 7/1/25		118,000	123,752
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		6,160,000	6,298,600
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	5,251,837
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,880,000	2,952,000

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	$2,165,000	$2,072,988
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,306,000	1,232,843
4.80% Sr. Unsec. Nts., 6/15/44	1,136,000	1,130,485
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]	3,730,000	3,552,825
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]	3,715,000	3,812,519
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,991,000	2,109,733
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	2,185,000	2,223,237
7.00% Sr. Unsec. Nts., 7/15/24[1]	4,065,000	4,326,684
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	3,550,000	3,660,938
5.125% Sr. Unsec. Nts., 12/1/24[1]	2,055,000	2,121,788
		44,733,573

Metals & Mining—1.8%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	7,155,000	7,021,845
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	772,125
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	757,275
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	4,010,000	4,040,075
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	2,855,000	2,857,207
Cliffs Natural Resources, Inc.:
5.90% Sr. Unsec. Nts., 3/15/20	1,525,000	1,479,250
8.00% Sec. Nts., 9/30/20[1]	2,100,000	2,194,500
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	3,730,000	3,506,200
8.00% Sr. Unsec. Nts., 1/15/23[1]	1,350,000	1,410,750
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[14]	1,115,000	1,166,569
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	1,660,000	1,659,336
7.25% Sr. Unsec. Nts., 5/15/22[1]	6,185,000	6,123,150
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17	1,300,000	1,293,500
2.30% Sr. Unsec. Nts., 11/14/17	8,870,000	8,847,825
5.40% Sr. Unsec. Nts., 11/14/34	2,605,000	2,201,225
6.125% Sr. Unsec. Nts., 6/15/19[1]	1,450,000	1,489,875
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	2,803,000	2,804,295
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	762,000	748,756
HudBay Minerals, Inc.:
7.25% Sr. Unsec. Nts., 1/15/23[1]	1,090,000	1,130,875
7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,515,935
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	985,000	1,036,947
Novelis Corp.:
5.875% Sr. Unsec. Nts., 9/30/26[1]	3,640,000	3,685,500

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Novelis Corp.: (Continued)
6.25% Sr. Unsec. Nts., 8/15/24[1]	$1,450,000	$1,540,625
Polyus Gold International Ltd., 4.699% Sr. Unsec. Nts., 3/28/22[1]	1,270,000	1,254,125
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	1,153,000	1,187,930
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	3,875,000	3,815,891
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[1]	2,825,000	2,825,000
7.375% Sr. Unsec. Nts., 2/1/20	805,000	805,000
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,159,450
6.125% Sr. Unsec. Nts., 10/1/35	1,605,000	1,568,887
8.00% Sr. Unsec. Nts., 6/1/21[1]	730,000	804,825
8.50% Sr. Unsec. Nts., 6/1/24[1]	730,000	843,150
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]	1,460,000	1,617,724
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26	5,190,000	5,410,575
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	1,860,000	1,943,700
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	2,135,000	2,396,538
		86,916,435

Paper & Forest Products—0.2%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/191	611,000	616,473
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,804,000	2,726,890
Mercer International, Inc., 7.75% Sr. Unsec. Nts., 12/1/22	1,445,000	1,524,475
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	2,980,000	2,879,425
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	2,145,000	2,016,300
		9,763,563

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.7%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	2,901,000	2,878,358
4.35% Sr. Unsec. Nts., 6/15/45	2,210,000	1,973,015
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	2,132,000	3,254,747
CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	5,810,000	6,144,075
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,655,000	3,846,888
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	2,810,000	2,814,108
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	6,385,000	6,672,325
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	6,580,000	5,987,800
10.50% Sr. Unsec. Nts., 9/15/22	4,855,000	5,122,268
11.00% Sr. Unsec. Nts., 9/15/25	4,515,000	4,678,669
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[1]	3,490,000	3,463,825
5.625% Sr. Unsec. Nts., 2/1/23	5,830,000	5,990,325

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	$6,255,000	$6,489,563
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,813,024
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	680,000	790,393
T-Mobile USA, Inc., 6% Sr. Unsec. Nts., 4/15/24	2,925,000	3,089,531
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	1,942,000	1,863,256
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	1,023,872
4.50% Sr. Unsec. Nts., 9/15/20	3,283,000	3,513,614
4.522% Sr. Unsec. Nts., 9/15/48	1,417,000	1,361,592
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	3,485,000	3,127,788
7.75% Sr. Unsec. Nts., 10/1/21	3,740,000	3,863,420
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	3,920,000	4,096,400
		83,858,856

Wireless Telecommunication Services—0.6%
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	4,265,000	3,866,777
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	5,555,000	5,610,550
7.00% Sr. Unsec. Nts., 3/1/20[1]	3,875,000	4,214,062
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	7,085,000	7,315,263
7.875% Sr. Unsec. Nts., 9/15/23	5,605,000	5,997,350
		27,004,002

Utilities—2.1%
Electric Utilities—0.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	885,000	909,073
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	1,416,000	1,395,271
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,292,000	1,165,574
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,585,392
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]	1,244,000	1,242,154
Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26	1,160,000	1,109,262
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	2,157,000	2,223,440
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	845,295
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	720,000	706,259
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	625,651
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	694,000	760,548
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,348,000	2,349,578
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	3,755,000	4,052,246
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,695,207
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,388,000	2,365,674

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Electric Utilities (Continued)
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	$1,940,000	$2,014,168
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,638,000	1,660,123
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	1,281,000	1,282,002

		27,986,917

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	1,966,000	1,956,170
6.75% Sr. Unsec. Nts., 6/15/23	2,500,000	2,468,750

		4,424,920

Independent Power and Renewable Electricity Producers—1.2%
AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]	2,275,000	2,355,694
AES Corp., 6% Sr. Unsec. Nts., 5/15/26	5,920,000	6,038,400
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	2,135,000	2,113,650
5.375% Sr. Unsec. Nts., 1/15/23	1,495,000	1,468,837
5.75% Sr. Unsec. Nts., 1/15/25	1,595,000	1,547,150
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	1,485,000	1,295,662
6.75% Sr. Unsec. Nts., 11/1/19	3,150,000	3,220,875
7.375% Sr. Unsec. Nts., 11/1/22	4,420,000	4,243,200
8.00% Sr. Unsec. Nts., 1/15/25[1]	2,175,000	2,039,063
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,9]	4,185,323	5,712,966
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	2,785,000	1,982,572
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	5,815,000	5,672,945
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	2,128,833	1,817,491
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	2,260,000	2,276,950
7.25% Sr. Unsec. Nts., 5/15/26[1]	7,105,000	7,105,000
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	1,665,000	1,585,913
6.50% Sr. Unsec. Nts., 6/1/25	5,505,000	4,280,138
Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[1]	1,450,000	1,415,331

		56,171,837

Multi-Utilities—0.2%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	542,000	543,854
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	2,220,000	2,309,799
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	248,000	271,722
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	3,100,000	2,774,500
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	1,202,000	1,267,891
6.80% Sr. Unsec. Nts., 1/15/19	2,462,000	2,687,763

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Multi-Utilities (Continued)
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19		$2,500,000	$2,465,482
			12,321,011
Total Corporate Bonds and Notes (Cost $2,284,174,191)			2,271,001,994
		Shares
Common Stocks—0.2%
Arco Capital Corp. Ltd.[1,15,16]		2,494,716	—
JP Morgan International, GDR[1,15]		1,681,847	—
NuStar Energy LP17		39,308	1,957,539
Premier Holdings Ltd.[15]		1,088,661	—
Quicksilver Resources, Inc.[15]		12,760,000	458,084
Sabine Oil[15]		2,465	120,785
Teck Resources Ltd., Cl. B		92,913	1,861,047
Valeant Pharmaceuticals International, Inc.[15]		316,868	4,600,923
Wallace Theater Holdings, Inc.[1,15]		6,170	62
Total Common Stocks (Cost $24,842,185)			8,998,440
		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[15]		88,579	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		7,816	58,620
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		1,392	9,048
Total Rights, Warrants and Certificates (Cost $25,963,996)			67,668
		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.098%, 4/30/25[1,18]		$3,361,778	1,750,752
3.003%, 4/30/25[1,18]		3,056,084	1,591,553
3.054%, 4/30/25[1,18]		3,893,922	2,027,883
3.131%, 4/30/25[1,18]		3,005,005	1,564,952
3.179%, 4/30/25[1,18]		3,741,475	1,948,492
3.231%, 4/30/25[1,18]		4,270,326	2,223,908
3.265%, 4/30/25[1,18]		3,411,491	1,776,642
3.346%, 4/30/25[1,18]		3,206,655	1,669,968
72.268%, 12/31/17[11,12]	BRL	14,420,000	7,477,234
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[9,18]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	108,892,310	783,225
Total Structured Securities (Cost $33,124,744)			22,814,609

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
AUD Currency Call[15]	BAC	NZD	1.085	1/23/17	AUD	55,614,098	2,383

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter- party		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
BRL Currency Call[15]	HSBC	BRL	3.160	1/27/17	BRL	118,500,000	$168,388
EUR Currency Put[15]	BNP	EUR	1.010	2/10/17	EUR	51,840,165	132,452
EUR Currency Put[15]	BAC	PLN	4.400	3/6/17	EUR	18,530,000	169,593
KRW Currency Put[15]	BAC	KRW	1200.000	6/15/17	KRW	115,529,510,000	3,234,826
MXN Currency Put[15]	CITNA-B	MXN	21.100	3/1/17	MXN	1,561,459,956	1,171,095
TWD Currency Put[15]	HSBC	TWD	32.750	3/23/17	TWD	1,228,100,000	411,414
Total Over-the-Counter Options Purchased (Cost $6,078,900)							5,290,151

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.1%
Interest Rate Swap maturing 3/2/27 Call[15] (Cost $2,037,931)	BAC	Pay	Three-Month USD BBA LIBOR	2.250%	2/28/17	USD	148,000	2,613,336

	Shares
Investment Companies—21.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[19,20]	234,651,532	234,651,532
Oppenheimer Master Event-Linked Bond Fund, LLC[19]	6,608,052	106,064,191
Oppenheimer Master Loan Fund, LLC[19]	35,844,120	578,249,956
Oppenheimer Ultra-Short Duration Fund, Cl. Y19	24,711,654	123,805,388

Total Investment Companies (Cost $1,031,552,697)		1,042,771,067
Total Investments, at Value (Cost $4,975,230,564)	102.7%	4,926,115,126
Net Other Assets (Liabilities)	(2.7)	(131,656,827)

Net Assets	100.0%	$4,794,458,299

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,481,909,539 or 30.91% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $11,589,321 or 0.24% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,188,271. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $13,884,095. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position has been pledged for collateral in association with forward roll transactions.

See Note 4 of the accompanying Consolidated Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Restricted security. The aggregate value of restricted securities at period end was $10,829,720, which represents 0.23% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16-9/8/16	$3,169,702	$3,253,906	$84,204
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 72.268%, 12/31/17	9/19/07	7,206,213	7,477,234	271,021
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,269	98,580	(1,743,689)

		$12,218,184	$10,829,720	$(1,388,464)

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Interest or dividend is paid-in-kind, when applicable.

14. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

15. Non-income producing security.

16. Security received as the result of issuer reorganization.

17. Security is a Master Limited Partnership.

18. Zero coupon bond reflects effective yield on the original acquisition date.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. E	391,270,487	277,546,237	434,165,192	234,651,532
Oppenheimer Master Event-Linked Bond Fund, LLC	6,701,817	—	93,765	6,608,052
Oppenheimer Master Loan Fund, LLC	30,338,936	5,990,114	484,930	35,844,120
Oppenheimer Ultra-Short Duration Fund, Cl. Y	24,645,140	66,514	—	24,711,654

	Value	Income	Realized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$234,651,532	$223,716	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	106,064,191	1,618,956[a]	733,661[a]
Oppenheimer Master Loan Fund, LLC	578,249,956	8,529,822[b]	(1,060,639)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	123,805,388	332,444	—

Total	$1,042,771,067	$10,704,938	$(326,978)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,976,182,697	80.7%
Indonesia	93,929,610	1.9
Brazil	93,844,641	1.9
Canada	79,358,208	1.6
Supranational	52,430,087	1.1
Russia	44,244,630	0.9
Netherlands	38,906,580	0.8
Mexico	38,571,164	0.8
United Kingdom	36,623,570	0.7
Peru	29,688,216	0.6
India	27,553,580	0.6
Ukraine	24,593,248	0.5
Luxembourg	21,293,288	0.4
South Africa	20,195,298	0.4
Kazakhstan	19,870,259	0.4
Germany	19,648,705	0.4
Colombia	19,078,220	0.4
Argentina	18,626,541	0.4
Ireland	18,353,923	0.4
Ivory Coast	16,418,753	0.3

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
China	$16,333,217	0.3%
France	15,336,158	0.3
Turkey	13,277,060	0.3
Hungary	12,961,955	0.3
Jamaica	11,424,674	0.2
Belgium	10,795,842	0.2
Dominican Republic	10,673,026	0.2
Sri Lanka	10,463,688	0.2
Serbia	9,438,714	0.2
Italy	8,713,002	0.2
Romania	7,542,419	0.2
Uruguay	7,346,350	0.2
Croatia	7,102,599	0.1
Jersey, Channel Islands	6,799,025	0.1
Switzerland	6,759,976	0.1
New Zealand	6,549,922	0.1
Israel	6,410,231	0.1
Australia	5,773,616	0.1
South Korea	5,121,801	0.1
Panama	4,947,613	0.1
Honduras	3,746,640	0.1
Japan	3,571,941	0.1
Kenya	3,439,915	0.1
Namibia	3,287,600	0.1
Sweden	3,220,209	0.1
Vietnam	3,084,451	0.1
Kuwait	2,776,866	0.1
Morocco	2,684,679	0.1
Spain	2,603,417	0.1
United Arab Emirates	2,570,342	0.1
Singapore	2,291,663	0.1
Costa Rica	2,196,712	0.1
Paraguay	1,688,100	0.0
Norway	1,686,949	0.0
Senegal	1,571,829	0.0
Denmark	1,571,677	0.0
Nigeria	1,482,746	0.0
Trinidad	1,415,331	0.0
Thailand	1,354,458	0.0
Iraq	1,308,446	0.0
Guernsey	1,117,037	0.0
Chile	1,109,262	0.0
Ghana	1,072,515	0.0
Portugal	1,057,913	0.0
Taiwan	411,414	0.0
Gabon	308,864	0.0
Eurozone	302,044	0.0

Total	$4,926,115,126	100.0%

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts as of December 31, 2016

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	03/2017	EUR	3,110	USD	3,328	$—	$42,344
BAC	03/2017	JPY	2,850,000	USD	27,735	—	3,263,286
BAC	03/2017	MYR	34,975	USD	8,274	—	505,815
BAC	03/2017	RUB	1,609,500	USD	24,221	1,563,476	—
BAC	03/2017	TRY	24,060	USD	6,790	—	70,948
BAC	03/2017	USD	24,942	JPY	2,608,000	2,548,103	—
BAC	03/2017	USD	10,906	PEN	37,080	—	39,348
BNP	03/2017	USD	25,973	KRW	30,279,000	897,479	—
BNP	03/2017	USD	28,502	MXN	615,300	—	898,457
BNP	03/2017	USD	4,299	RUB	271,000	—	42,465
BOA	03/2017	EUR	20,720	USD	22,086	—	197,206
BOA	01/2017	INR	1,571,000	USD	22,940	153,452	—
BOA	02/2017	MYR	61,785	USD	13,968	—	225,099
BOA	03/2017	PEN	37,070	USD	10,817	125,238	—
BOA	03/2017	USD	50,887	EUR	46,110	2,175,407	—
BOA	02/2017	USD	25,598	IDR	343,836,000	250,203	—
BOA	03/2017	USD	22,674	KRW	25,950,000	1,183,430	—
BOA	02/2017	USD	8,691	PHP	436,000	—	54,153
BOA	03/2017	ZAR	330,020	USD	23,991	—	281,102
CITNA-B	03/2017	CAD	16,580	USD	12,283	76,374	—
CITNA-B	01/2017	COP	54,615,000	USD	17,918	254,199	—
CITNA-B	03/2017	EUR	2,660	USD	2,816	—	6,090
CITNA-B	03/2017	GBP	14,350	USD	18,071	—	354,779
CITNA-B	03/2017	MXN	160,400	USD	8,263	—	598,236
CITNA-B	03/2017	SGD	18,540	USD	12,993	—	194,889
CITNA-B	02/2017	USD	11,121	BRL	39,242	—	827,394
CITNA-B	01/2017	USD	11,736	COP	37,637,000	—	787,384
CITNA-B	03/2017	USD	12,908	GBP	10,380	93,166	—
CITNA-B	01/2017	USD	10,777	INR	742,000	—	130,389
CITNA-B	03/2017	USD	57,942	MXN	1,165,100	2,649,360	353,600
CITNA-B	03/2017	USD	7,125	RUB	464,000	—	307,957
CITNA-B	03/2017	USD	13,036	SGD	18,540	238,211	—
DEU	03/2017	EUR	80,160	USD	86,094	—	1,411,330
DEU	03/2017	USD	303	JPY	31,700	31,285	—
DEU	01/2017	USD	176	TRY	580	11,760	—
DEU	03/2017	USD	5,234	ZAR	77,305	—	319,623
GSCO-OT	03/2017	MXN	771,388	USD	36,717	198,610	56,943
GSCO-OT	03/2017	USD	7,126	BRL	25,060	—	422,507
GSCO-OT	03/2017	USD	23,254	KRW	27,255,000	682,767	—
GSCO-OT	03/2017	USD	7,519	ZAR	106,150	—	107,159
GSCO-OT	03/2017	ZAR	104,128	USD	7,414	66,970	—
HSBC	03/2017	EUR	13,685	USD	15,537	—	1,080,097
HSBC	03/2017	HUF	3,520,000	USD	12,761	—	756,896
HSBC	03/2017	PLN	48,920	USD	12,036	—	360,470
HSBC	03/2017	USD	4,965	ZAR	73,305	—	301,463
HSBC	03/2017	ZAR	150,610	USD	10,353	467,556	—
JPM	03/2017	BRL	153,470	USD	46,291	—	61,900

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

JPM	03/2017	CAD	28,055	USD	21,153	$—	$240,053
JPM	03/2017	CLP	5,562,000	USD	8,276	—	13,103
JPM	01/2017	COP	16,649,000	USD	5,206	333,402	—
JPM	01/2017 - 03/2017	EUR	17,920	USD	19,159	14,077	272,451
JPM	01/2017 - 03/2017	GBP	12,695	USD	15,875	—	213,726
JPM	03/2017	KRW	27,255,000	USD	23,353	—	782,006
JPM	02/2017 - 03/2017	MXN	1,367,800	USD	65,357	502,700	360,980
JPM	03/2017	PEN	37,080	USD	10,843	101,857	—
JPM	01/2017 - 03/2017	RUB	3,122,700	USD	48,996	1,779,571	286,933
JPM	01/2017	THB	260,300	USD	7,358	—	90,345
JPM	03/2017	USD	33,356	CAD	44,435	233,631	—
JPM	03/2017	USD	8,432	CLP	5,562,000	169,293	—
JPM	01/2017 - 03/2017	USD	70,104	EUR	62,840	3,759,536	—
JPM	01/2017	USD	16,729	GBP	12,730	1,030,521	2,366
JPM	03/2017	USD	8,321	HUF	2,462,000	—	74,396
JPM	02/2017 - 03/2017	USD	17,116	IDR	231,369,500	124,361	14,245
JPM	01/2017	USD	12,049	INR	829,000	—	136,927
JPM	02/2017 - 03/2017	USD	7,424	MXN	154,000	66,014	1,012
JPM	03/2017	USD	7,508	MYR	33,415	86,433	—
JPM	01/2017	USD	38,070	RUB	2,469,600	259,540	2,244,767
JPM	03/2017	USD	7,157	TRY	25,150	134,010	—
JPM	03/2017	USD	41,991	ZAR	615,190	—	2,206,902
JPM	03/2017	ZAR	199,170	USD	14,438	—	128,610
TDB	02/2017	BRL	142,240	USD	40,096	3,214,949	—
TDB	03/2017	EUR	2,910	USD	3,104	—	29,401
TDB	02/2017 - 03/2017	USD	74,164	BRL	259,420	—	4,542,319
TDB	03/2017	USD	16,881	CAD	22,360	213,315	—
TDB	03/2017	USD	82,894	EUR	74,785	3,889,841	—
TDB	03/2017	USD	8,465	GBP	6,810	57,587	—
TDB	03/2017	USD	8,580	MXN	160,400	915,623	—

Total Unrealized Appreciation and Depreciation						$30,553,307	$25,699,871

Futures Contracts as of December 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BUND	EUX	Sell	3/8/17	315	$54,429,636	$(70,599)
United States Treasury Long Bonds	CBT	Sell	3/22/17	113	17,024,156	(125,706)
United States Treasury Long Bonds	CBT	Buy	3/22/17	37	5,574,281	27,664
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	627	135,863,063	(61,117)
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	54	6,353,859	12,059
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	174	21,624,938	(20,945)
United States Treasury Nts., 10 yr.	CBT	Buy	3/22/17	460	57,169,375	(231,738)
United States Ultra Bonds	CBT	Buy	3/22/17	806	129,161,500	(1,050,312)

						$(1,520,694)

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written at December 31, 2016

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Call	HSBC	BRL	3.050	1/27/17	BRL	(114,375,000)	$382,875	$(31,453)
BRL Currency Put	HSBC	BRL	3.400	1/27/17	BRL	(127,500,000)	510,000	(250,920)
EUR Currency Put	BAC	PLN	4.300	3/6/17	EUR	(18,530,000)	32,419	(41,087)
EUR Currency Put	BNP	EUR	0.980	2/10/17	EUR	(51,840,165)	127,009	(21,203)
KRW Currency Call	BAC	KRW	1130.000	6/15/17	KRW	(108,790,290,000)	1,406,579	(761,532)
KRW Currency Put	BAC	KRW	1250.000	6/15/17	KRW	(120,343,240,000)	1,401,758	(1,925,492)
MXN Currency Put	CITNA-B	MXN	21.700	3/1/17	MXN	(1,605,861,661)	707,097	(626,286)
MXN Currency Call	CITNA-B	MXN	20.000	3/1/17	MXN	(1,480,056,831)	504,329	(552,061)
TWD Currency Call	HSBC	TWD	31.600	3/23/17	TWD	(1,185,000,000)	222,187	(213,300)
TWD Currency Put	HSBC	TWD	33.400	3/23/17	TWD	(1,252,500,000)	218,438	(226,702)
ZAR Currency Put	CITNA-B	ZAR	15.000	1/5/17	ZAR	(562,500,000)	617,432	(563)
ZAR Currency Call	CITNA-B	ZAR	13.150	1/5/17	ZAR	(493,125,000)	426,028	(12,328)

Total Over-the-Counter Options Written							$6,556,151	$(4,662,927)

Centrally Cleared Credit Default Swaps at December 31, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Argentine Republic	Buy	5.000%	12/20/21	USD	3,000	$79,411	$(110,960)
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(202,833)	185,874
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(211,667)	185,874
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(230,567)	185,874
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(228,767)	185,874
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(229,067)	185,874
CDX.EM.26	Buy	1.000	12/20/21	USD	3,000	(226,233)	185,874
CDX.HY.27	Buy	5.000	12/20/21	USD	55,502	3,299,293	(3,452,639)
CDX.HY.27	Sell	5.000	12/20/21	USD	7,455	(458,441)	462,720
CDX.HY.27	Buy	5.000	12/20/21	USD	55,502	3,304,844	(3,452,639)
CDX.HY.27	Sell	5.000	12/20/21	USD	7,445	(471,434)	461,065
Federative Republic of Brazil	Sell	1.000	3/20/17	USD	15,000	(14,278)	16,308
Malaysia	Buy	1.000	12/20/21	USD	6,250	(115,927)	101,554
People’s Republic of China	Buy	1.000	12/20/21	USD	12,600	(112,547)	96,054
Republic of Colombia	Buy	1.000	12/20/21	USD	3,000	(97,024)	84,308
Republic of Colombia	Buy	1.000	12/20/21	USD	6,000	(183,819)	168,616
Republic of Indonesia	Buy	1.000	12/20/21	USD	3,000	(88,452)	74,658
Republic of Indonesia	Buy	1.000	12/20/21	USD	6,250	(190,678)	155,537
Republic of Indonesia	Buy	1.000	12/20/21	USD	6,000	(223,937)	149,315
Republic of Indonesia	Buy	1.000	12/20/21	USD	2,500	(76,271)	62,215
Republic of Indonesia	Buy	1.000	12/20/21	USD	3,800	(114,202)	94,566
Republic of Indonesia	Buy	1.000	12/20/21	USD	6,250	(193,520)	155,537
Republic of Korea	Buy	1.000	12/20/21	USD	6,250	143,287	(166,759)
Republic of Korea	Buy	1.000	12/20/21	USD	2,500	62,949	(66,703)
Republic of Korea	Buy	1.000	12/20/21	USD	3,800	96,636	(101,389)
Republic of Korea	Buy	1.000	12/20/21	USD	6,250	143,287	(166,759)
Republic of Turkey	Buy	1.000	12/20/21	USD	3,850	(314,815)	284,127
Republic of Turkey	Buy	1.000	12/20/21	USD	2,600	(202,530)	191,878

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Republic of Turkey	Buy	1.000%	12/20/21	USD	4,000	$(318,242)	$295,197
Republic of Turkey	Buy	1.000	12/20/21	USD	2,900	(253,864)	214,017
Republic of Turkey	Buy	1.000	12/20/21	USD	2,886	(233,380)	212,984
Republic of Turkey	Buy	1.000	12/20/21	USD	2,500	(198,118)	184,498
Republic of Turkey	Buy	1.000	12/20/21	USD	3,850	(308,373)	284,127
United Mexican States	Buy	1.000	12/20/21	USD	3,000	(81,841)	73,771
United Mexican States	Buy	1.000	12/20/21	USD	4,000	(167,255)	98,365

Total Centrally Cleared Credit Default Swaps						$1,381,625	$(2,481,187)

Over-the-Counter Credit Default Swaps at December 31, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

CMBX.NA.BBB-.9	FIB	Sell	3.000%	9/17/58 USD	6,675	$1,030,092	$(872,534)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58 USD	7,415	1,136,385	(969,264)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58 USD	10,385	1,555,717	(1,357,493)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58 USD	7,415	1,140,330	(969,264)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58 USD	11,125	1,695,871	(1,454,223)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58 USD	7,420	1,065,715	(969,918)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58 USD	11,120	1,697,201	(1,453,569)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18 USD	3,545	280,477	(10,246)
Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	1,435	509,505	(322,915)
Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	1,435	545,380	(322,915)
Malaysia	GSCOI	Buy	1.000	6/20/21 USD	5,215	(137,486)	45,998
Malaysia	MOS-A	Buy	1.000	12/20/20 USD	2,325	(147,019)	5,901
Republic of Indonesia	BNP	Buy	1.000	6/20/21 USD	14,900	(594,752)	247,574
Republic of Peru	BNP	Buy	1.000	12/20/20 USD	2,861	(81,736)	(22,881)
Republic of Turkey	CITNA-B	Buy	1.000	6/20/21 USD	4,755	(313,368)	278,913
Republic of Turkey	HSBC	Buy	1.000	6/20/21 USD	3,650	(271,709)	217,982
Russian Federation	BNP	Buy	1.000	12/20/20 USD	2,320	(247,677)	33,756
State Bank of India	BNP	Sell	1.000	9/20/19 USD	5,225	215,578	33,651

Total Over-the-Counter Credit Default Swaps						$9,078,504	$(7,861,447)

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade CMBS Indexes	$61,555,000	$—	BBB-
Non-Investment Grade Corporate Debt Indexes	$14,900,000	$111,004,262	B+
Investment Grade Single Name Corporate Debt	$5,225,000	$—	BBB-
Non-Investment Grade Sovereign Debt	$21,415,000	$—	BB to B-

Total USD	$103,095,000	$111,004,262

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value

BAC	Receive	Three-Month USD BBA LIBOR	2.461%	3/20/47	USD	8,125	$—	$231,933

BAC	Receive	Three-Month USD BBA LIBOR	2.289	12/5/26	USD	53,000	—	142,643

BAC	Receive	Three-Month USD BBA LIBOR	1.796	12/1/21	USD	77,000	—	538,858

BAC	Pay	Three-Month USD BBA LIBOR	2.191	3/17/27	USD	19,663	—	(319,490)

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745	9/12/18	PLN	72,800	—	(75,339)

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745	9/15/18	PLN	72,805	—	(57,612)

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	100,000	—	217,510

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR	163,900	—	5,444

GSCOI	Pay	MXN TIIE BANXICO	6.820	11/14/18	MXN	778,915	7,230	(227,148)

GSCOI	Receive	MXN TIIE BANXICO	7.400	11/4/26	MXN	189,165	(1,905)	316,611

JPM	Receive	Three-Month USD BBA LIBOR	2.338	12/15/26	USD	20,424	—	(25,641)

UBS	Receive	Three-Month USD BBA LIBOR	2.499	12/20/26	USD	24,482	—	(378,161)

Total Centrally Cleared Interest Rate Swaps							$5,325	$369,608

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at December 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

DEU	Pay	Three-Month KRW CD KSDA	1.480%	4/20/18	KRW	303,370,000	$(6,332)

SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	130,000	(617,611)

Total Over-the-Counter Interest Rate Swaps							$(623,943)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2016

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 3/16/19 Call	BAC	Pay	Three-Month USD BBA LIBOR	1.821%	3/14/17	USD	222,000	$299,700	$ (250,569)

Interest Rate Swap maturing 3/2/27 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.500	2/28/17	USD	296,000	1,926,931	(2,163,346)

Total Over-the-Counter Interest Rate Swaptions Written								$2,226,631	$ (2,413,915)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.26	Markit CDX Emerging Markets Index
CDX.HY.27	Markit CDX High Yield Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub- Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 155,194 shares with net assets of $13,459,044 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

55 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews

56 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$215,159,716	$52,430,087	$267,589,803
Mortgage-Backed Obligations	—	787,875,408	60,898	787,936,306
U.S. Government Obligations	—	117,592,822	—	117,592,822
Foreign Government Obligations	—	344,759,157	—	344,759,157
Corporate Loans	—	54,679,773	—	54,679,773
Corporate Bonds and Notes	—	2,270,903,414	98,580	2,271,001,994
Common Stocks	8,419,509	578,869	62	8,998,440
Rights, Warrants and Certificates	—	67,668	—	67,668
Structured Securities	—	14,554,150	8,260,459	22,814,609
Over-the-Counter Options Purchased	—	5,290,151	—	5,290,151
Over-the-Counter Interest Rate
Swaption Purchased	—	2,613,336	—	2,613,336
Investment Companies	358,456,920	—	—	358,456,920

Total Investments, at Value	366,876,429	3,814,074,464	60,850,086	4,241,800,979

57 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$863,775	$—	$863,775
Centrally cleared swaps, at value	—	6,489,660	—	6,489,660
Futures contracts	39,723	—	—	39,723
Forward currency exchange contracts	—	30,553,307	—	30,553,307

Total Assets excluding investment companies valued using practical expedient	$366,916,152	$ 3,851,981,206	$60,850,086	4,279,747,444

Investment companies valued using practical expedient				684,314,147

Total Assets				$4,964,061,591

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(9,349,165)	$—	$(9,349,165)
Centrally cleared swaps, at value	—	(8,601,239)	—	(8,601,239)
Futures contracts	(1,560,417)	—	—	(1,560,417)
Options written, at value	—	(4,662,927)	—	(4,662,927)
Forward currency exchange contracts	—	(25,699,871)	—	(25,699,871)
Swaptions written, at value	—	(2,413,915)	—	(2,413,915)

Total Liabilities	$(1,560,417)	$(50,727,117)	$—	$(52,287,534)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2	Transfers out of Level 3**
Assets Table Investments, at Value:
Mortgage-Backed Obligations	$—	$3,234**	$(3,234)
Corporate loans	—	39,523,431**	(39,523,431)
Rights, Warrants and Certificates	(67,668)	67,668*	—

Total Assets	$(67,668)	$39,594,333	$(39,526,665)

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult

58 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Investments and Risks (Continued)

for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 38.1% of Master Loan and 38.4% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

60 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$304,198,354
Sold securities	57,941,109

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for

61 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $2,385,638 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$25,613,083
Market Value	$5,712,966
Market Value as % of Net Assets	0.12%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental

62 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Investments and Risks (Continued)

entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

63 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

64 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $974,653,000 and $1,027,921,125, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

65 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $456,760,320 and $214,447,270 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,903,866 and $2,536,010 on purchased call options and purchased put options, respectively.

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6. Use of Derivatives (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,365,855 and $2,009,096 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2016	574,912,130,370	$3,449,186
Options written	400,686,370,827	9,933,539
Options closed or expired	(109,940,000,000)	(1,362,229)
Options exercised	(629,633,682,540)	(5,464,345)

Options outstanding as of December 31, 2016	236,024,818,657	$6,556,151

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

67 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

68 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $174,052,772 and $84,853,487 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $85,568,967 and $443,840,140 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

69 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $12,076,669 on total return swaps which are long the reference.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end the Fund had no outstanding Total Return Swaps.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

70 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $3,235,781 and $2,993,682 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of September 30, 2016	51,480,000	$274,895
Swaptions written	1,148,000,000	7,406,880
Swaptions closed or expired	(51,480,000)	(274,894)
Swaptions exercised	(630,000,000)	(5,180,250)

Swaptions outstanding as of December 31, 2016	518,000,000	$2,226,631

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $11,352,847.

71 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

72 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,976,123,583
Federal tax cost of other investments	218,078,716

Total federal tax cost	$5,194,202,299

Gross unrealized appreciation	$140,967,574
Gross unrealized depreciation	(186,470,009)

Net unrealized depreciation	$(45,502,435)

73 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/17/2017